SCHEDULE 14A
        Information Required in Proxy Statement Schedule 14A Information


Proxy Statement Pursuant To Section 14(a) of the Securities Exchange Act of 1934

Check the appropriate box:

|_|Preliminary Proxy Statement        |_|Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
|X|Definitive Proxy Statement

                               Mirant Corporation
                (Name of Registrant as Specified in its Charter)

               Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

                                 Mirant (Logo)
                          Notice of 2001 Annual Meeting
                               and Proxy Statement

Contents
--------------------------------------------------------------------------------

         General Information..................................................................................1
         Corporate Governance.................................................................................2
         Directors............................................................................................4
         Nominees for Election as Directors...................................................................5
         Proposal to Approve the Company's Omnibus Incentive Compensation Plan................................6
         Proposal to Approve the Company's Employee Stock Purchase Plan.......................................8
         Compensation Committee Report........................................................................9
         Audit Committee Report..............................................................................12
         Executive Compensation Information..................................................................13
         Stock Ownership Table...............................................................................15
         Summary Compensation Table..........................................................................16
         Option Grants Tables................................................................................18
         Option Exercises Tables.............................................................................19
         Pension Plan Table..................................................................................20
         Five-Year Performance Graph.........................................................................21
         Audit Committee Charter............................................................................A-1

Letter to Shareholders
--------------------------------------------------------------------------------
Marce Fuller                                       1155 Perimeter Center West
President and Chief                                Atlanta, Georgia 30338
Executive Officer

                                                   (Mirant Logo)

                                                    (Photo)


April 3, 2001


Dear Fellow Shareholder:

You are cordially invited to attend our 2001 Annual Meeting of Stockholders at 9:00 a.m. EDT on Thursday, May 17, 2001 at the Crowne Plaza Ravinia in Atlanta, Georgia.

At the meeting, we will elect 3 members of our board of directors and vote on the Company's Omnibus Incentive Compensation Plan and Employee Stock Purchase Plan.

Your vote is important. Please review the proxy material and return your proxy form as soon as possible.

I look forward to seeing you on May 17.

Sincerely,

/s/ Marce Fuller

Marce Fuller

Notice of Annual Meeting of Shareholders - May 17, 2001
--------------------------------------------------------------------------------


-----------------------------------------------------------          ---------------------------------------------------------
TIME                                                                 PLACE
-----------------------------------------------------------          ---------------------------------------------------------

9:00 a.m. EDT, on                                                    Crowne Plaza Ravinia
Thursday, May 17, 2001                                               4355 Ashford-Dunwoody Road
                                                                     Atlanta, Georgia
-----------------------------------------------------------          ---------------------------------------------------------

BUSINESS                                                             RECORD DATE
-----------------------------------------------------------          ---------------------------------------------------------

(1)      Elect 3 members of the board of directors,                  Shareholders  owning  Company  shares  at the close of
(2)      Approve the Mirant Omnibus Incentive Plan,                  business  on March 19,  2001,  are  entitled to attend
(3)      Approve the Mirant  Employee Stock Purchase Plan,           and vote at the meeting.
     and
(4)      Transact  other business  properly  coming before
     the meeting.

-----------------------------------------------------------          ---------------------------------------------------------

DOCUMENTS                                                            VOTING
-----------------------------------------------------------          ---------------------------------------------------------

The Proxy Statement,  proxy form, and the Mirant Annual              Even if you plan to attend  the  meeting  in  Atlanta,
Report are included in this mailing.                                 please provide us your voting  instructions  in one of
                                                                     the following ways as soon as possible:
                                                                      (1)  Internet  - use  the  Internet  address  on  the
                                                                            proxy form
                                                                      (2)  Telephone  - use  the  toll-free  number  on the
                                                                            proxy form
                                                                      (3)  Mail - mark,  sign,  and date the proxy  form and
                                                                            return in the enclosed postage-paid envelope


By Order of the Board of Directors, Elizabeth B. Chandler, Secretary, April 3, 2001

General Information
--------------------------------------------------------------------------------

Q: Why am I receiving this Proxy Statement?
A: The board of directors of Mirant Corporation is soliciting your proxy for the 2001 Annual Meeting of Shareholders and any adjournments thereof. The meeting will be held at 9:00 a.m., EDT, on Thursday, May 17, 2001, at Crowne Plaza Ravinia, 4355 Ashford-Dunwoody Road, Atlanta, Georgia. This Proxy
   Statement and proxy form are initially being provided to stockholders on or about April 3, 2001.

Q: What's being voted upon at the meeting?
A: The election of 3 directors for a three-year term and approval of the Mirant Omnibus Incentive Compensation Plan and the Mirant Employee Stock Purchase Plan. We are not aware of any other matters to be presented to the meeting; however, the holders of the proxies will vote in their discretion on any other matters properly presented.

Q: How do I give voting instructions?
A: You may attend the meeting and give instructions in person or by the Internet, by telephone, or by mail. Instructions are on the proxy form. The proxy committee, named on the enclosed proxy form, will vote all properly executed proxies that are delivered pursuant to this solicitation and not subsequently revoked in accordance with the instructions given by you.

Q: Can I change my vote?
A: Yes, you may revoke your proxy by submitting a subsequent proxy or by written request received by the Company's secretary before the meeting.

Q: Who can vote?
A: All stockholders of record on the record date of March 19, 2001. On that date, there were 338,703,056 Mirant Corporation common shares outstanding and entitled to vote.

Q: How much does each share count?
A: Each share counts as one vote. For the purpose of determining a quorum, abstentions are counted, but shares held by a broker that the broker fails to vote are not. Neither are counted for or against the matters being considered.

Q: What does it mean if I get more than one proxy form?
A: You will receive a proxy form for each account that you have. Please vote proxies for all accounts to ensure that all your shares are voted. If you wish to consolidate multiple accounts, please contact our transfer agent, Mellon Investor Services at (866) 647-2681.

Q: When are stockholder proposals due for the 2002 Annual Meeting of
   Shareholders?
A: The deadline for the receipt of stockholder proposals to be considered for inclusion in the Company's proxy materials is December 4, 2001. They must be submitted in writing to Elizabeth B. Chandler, Corporate Secretary, Mirant Corporation, 1155 Perimeter Center West, Atlanta, Georgia 30338. Additionally, the proxy solicited by the board of directors for next year's meeting will confer discretionary authority to vote on any stockholder proposal presented at that meeting that is not included in the Company's proxy materials, unless the Company is provided written notice of such proposal after December 4, 2001 and no later than January 2, 2002.

Q: Who pays the expense of soliciting proxies?
A: The Company pays the cost of soliciting proxies. The officers or other employees of the Company or its subsidiaries may solicit proxies to have a larger representation at the meeting.

Corporate Governance
--------------------------------------------------------------------------------

How is the Company Organized?
Mirant Corporation is managed by a core group of officers and governed by a board of directors that has been set at 9 members. The directors consist of a non-employee Chairman, 7 other non-employees and the Chief Executive Officer of the Company.

What are Directors paid for their services?
Only non-employee directors are compensated for board service. The pay components are:

Annual retainers:
$60,000 ($70,000 effective May 1) paid in shares of Company common stock, all or a portion of which may be deferred in accordance with the terms of the Company's Deferred Compensation Plan for Directors and Select Employees.

Meeting fees:
o $2,500 for each board meeting attended

o $1,250 for each committee meeting attended

Chairman's compensation:
The board has approved compensation to the Chairman, as a non-employee, to be paid for a term of two years as follows:

o annual cash compensation of $240,000 and

o equity compensation commensurate with stock option grants made to the Chief Executive Officer, except that, with respect to 2001 grants, the exercise price for the grants to the Chairman are set on April 2, 2001.

Directors may elect to defer up to 100 percent of their compensation until membership on the board ends.

There is no pension plan for non-employee directors.

Committees of the Board as of April 3, 2001
Audit Committee:
o Members are Mr. Lesar, Chairman; Mr. Eizenstat; Mr. Ghosn; and Mr. Hjerpe

o Met one time in 2000, following the Company's initial public offering

o Oversees the Company's auditing, accounting, financial reporting, legal compliance, and internal control functions

o Reviews independent accountant's report on the Company's financial statements, significant changes in accounting principles and practices, significant proposed adjustments, and any unresolved disagreements with management concerning accounting or disclosure matters

o Recommends independent accountants and reviews their independence, services, fees, and the scope and timing of audits

Upon recommendation of the Audit Committee, the board of directors has selected Arthur Andersen LLP as independent accountants for 2001. Representatives of Arthur Andersen LLP are expected to be present at the meeting and will have an opportunity to make a statement if they desire and to respond to appropriate questions from stockholders.

Compensation Committee:
o Members are Mr. Correll, Chairman; Mr. Lesar; and Mr. McDonald

o Met two times in 2000 following the Company's initial public offering

o Approves and oversees compensation philosophy, amounts, plans, and policies

o Evaluates performance of executive officers and sets their compensation

o Administers executive compensation plans

o Reviews management succession plans

o Recommends compensation for non-employee directors

Nominating Committee:
o Members are Mr. Dahlberg, Chairman; Mr. Correll; and Mr. Robinson

o Did not meet in 2000

o Considers and recommends nominees for election as directors and the classification of directors

o Considers and recommends membership of committees of the board

The Nominating Committee expects to identify from its own resources qualified nominees but will accept from stockholders recommendations of individuals to be considered as nominees. Shareholder recommendations, together with a description of the proposed nominee's qualifications, relevant biographical information, and signed consent to serve, should be submitted in writing to the Company's secretary and received by that office by December 4, 2001. Shareholder recommendations will be considered by the Nominating Committee in determining nominees to recommend to the board. The final selection of the board's nominees is within the sole discretion of the board of directors.

The Board of Directors met seven times in 2000. Average director attendance at all board and committee meetings was 92 percent. No director attended less than 85 percent of applicable meetings.

--------------------------------------------------------------------------------
                          DIRECTORS -- TERM ENDING 2002
--------------------------------------------------------------------------------
A. W. DAHLBERG - Director since 1996

Mr. Dahlberg, 60, is chairman of the board of the Company. He was appointed to his current position in August 2000. He served as chairman of the board of the Southern Company from March 1995 until April 2001, during which time Southern Company was the parent of the Company. He also served as chief executive officer of Southern Company from March 1995 until March 2001. He is a director of Equifax, Inc., Protective Life Corporation, and SunTrust Banks, Inc.

WILLIAM M. HJERPE - Director since 2000

Mr. Hjerpe, 49, is a private investor. He was president of Honeywell Europe, Middle East and Africa from March 1997 until October 1999, and vice president and chief financial officer of Honeywell, Inc. from September 1994 until March 1997.

STUART E. EIZENSTAT - Director since April 3, 2001

Mr. Eizenstat, 58, is a partner of Covington & Burling where he heads the law firm's international practice. He served as Deputy Secretary of the United States Department of the Treasury from July 1999 to January 2001. He was Under Secretary for Economics, Business, and Agricultural Affairs of the United States Department of State from 1997 to July 1999, and Under Secretary for International Trade of the United States Department of Commerce from 1996 to 1997. He served as United States Ambassador to the European Union from 1993 to 1996. He was a director of the Overseas Private Investment Corporation from 1996 to 2001. From 1977 to 1981, he was President Jimmy Carter's Chief Domestic Policy Advisor.

-------------------------------------------------------------------------------
                          DIRECTORS -- TERM ENDING 2003
--------------------------------------------------------------------------------
A. D. CORRELL - Director since 2000

Mr. Correll, 59, is chairman of the board, chief executive officer, and president of Georgia-Pacific Corporation, manufacturers and distributors of building products, pulp, and paper. He is a director of Georgia-Pacific Corporation, Norfolk Southern Corporation, and SunTrust Banks, Inc.

CARLOS GHOSN - Director since April 3, 2001

Mr. Ghosn, 46, is president and chief operating officer of Nissan Motor Co., Ltd. He was executive vice president in charge of general management of Renault SA from December 1996 to June 1999, when he was appointed to his current position. He was chairman, president and chief executive officer of Michelin North America from 1990 to 1996.

JAMES F. MCDONALD - Director since April 3, 2001

Mr. McDonald, 60, is chairman, president and chief executive officer of Scientific-Atlanta, Inc., telecommunications. He is a director of Burlington Resources, Inc., National Data Corporation, and Scientific-Atlanta, Inc.

Nominees for Election as Directors
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ITEM NO. 1 -- ELECTION OF DIRECTORS -- TERM ENDING 2004
--------------------------------------------------------------------------------

The persons named on the enclosed proxy form will vote, unless otherwise instructed, each properly executed proxy for the election of the following nominees as directors for the three-year term ending in 2004. If any named nominee becomes unavailable for election, the board may substitute another nominee. In that event, the proxy would be voted for the substitute nominee unless instructed otherwise on the proxy form.

S. MARCE FULLER - Director since 1999

Ms. Fuller, 40, is president and chief executive officer of the Company. She was appointed to her current position in July 1999. From September 1997 to July 1999, she was president and chief executive officer of Mirant Americas Energy Marketing and one of our executive vice presidents from October 1998 to July 1999. From May 1996 to September 1997, she was senior vice president in charge of our North American operations and business development. Prior to that, from February 1994 to May 1996, she was our vice president for domestic business development. She is also a director of Curtiss-Wright Corporation.

DAVID J. LESAR - Director since 2000

Mr. Lesar, 47, is chairman, president and chief executive officer of Halliburton Company, diversified energy services. He was president and chief operating officer of Halliburton Company from June 1997 until August 2000, when he was appointed to his current position. He was executive vice president and chief financial officer of Halliburton Company from June 1995 until June 1997; and president and chief executive officer of its Brown & Root, Inc. subsidiary from September 1996 until June 1997. He is a director of Halliburton Company and Lyondell Chemical Company.

RAY M. ROBINSON - Director since April 3, 2001

Mr. Robinson, 53, is president of the Southern Region of AT&T Corporation, telecommunications. He served as vice president - corporate relations from 1994 to 1996, when he was appointed to his current position. He joined AT&T in 1968 and has held numerous senior management positions in marketing, corporate relations, engineering and regulatory affairs. He is a director of Avnet, Inc., Citizens Trust Bank., and National Service Industries, Inc.

--------------------------------------------------------------------------------
The affirmative vote of a plurality of shares present and entitled to vote is required for the election of directors.

The board of directors recommends a vote "For" the nominees listed in Item No.1.

--------------------------------------------------------------------------------
ITEM NO. 2-- PROPOSAL TO APPROVE THE COMPANY'S OMNIBUS INCENTIVE COMPENSATION
PLAN
--------------------------------------------------------------------------------
We adopted on June 22, 2000, the Mirant Corporation Omnibus Incentive Compensation Plan, with the approval of Southern Company as our then sole stockholder. The omnibus plan will be administered by our board of directors or the compensation committee of our board. The following is a description of the material provisions of the omnibus plan.

The objectives of the omnibus plan are to:
o optimize our profitability and growth through annual and long-term incentives that are consistent with our goals and are market based,
o link the personal interests of participants to those of our stockholders,
o provide participants with an incentive for excellence in individual performance, and
o promote teamwork among participants.

The omnibus plan is further intended to provide flexibility to us in our ability to attract, motivate and retain the services of participants who make significant contributions to our success and allow participants to share in our success.

Our board will determine eligibility for awards under the omnibus plan for all of our employees, officers and directors. The omnibus plan permits grants of stock, stock options, restricted stock, stock appreciation rights (SARs), performance units (PUs), performance shares (PSs) and/or cash-based awards to eligible participants in amounts and upon terms, and at any time and from time to time, as determined by our board.

A total of 32,000,000 shares are reserved for issuance under the omnibus plan. Shares received upon exercise of a stock option may be newly issued shares, treasury shares or shares obtained by us through purchases on the open market.

Approximately 1,300 employees, including the directors, all management employees and certain non-management key employees selected by the board are eligible to participate in the omnibus plan.

Options granted under the omnibus plan may be either incentive stock options
(ISOs) or non-qualified stock options, as determined by the board. ISOs are options intended to qualify as "incentive stock options" within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (Internal Revenue
Code).

The terms of any option will be determined by the board, but no ISO may be exercised later than 10 years after the date of grant. Options shall be exercisable only in accordance with the terms and conditions established by the board at the time of the grant.

Our board may grant SARs, PUs, PSs or cash-based awards to individuals, from time to time, in amounts as it may determine. Each SAR or PS relates to one share of our common stock, subject to adjustments described in the omnibus plan. The value of a PU will be at the discretion of the board. SARs, PUs, PSs and cash-based awards will be awarded without consideration other than the rendering of services, unless the board decides otherwise. SARs, PUs, PSs and cash-based awards shall vest, subject to the satisfaction of various conditions, at the time or times determined by the board. In addition, the board may establish performance vesting criteria with respect to all or any portion of a grant of SARs, PUs, PSs and cash-based awards based on business criteria set forth in the omnibus plan.

Awards which are subject to Section 162(m) of the Internal Revenue Code are intended to qualify as performance based under that section and the provisions of these awards will be interpreted in a manner consistent with that intent to the extent appropriate. Our board generally has the power and authority to amend, modify, suspend or terminate the omnibus plan at any time without the approval of our stockholders, subject to applicable federal securities and tax law limitations and NYSE regulations.

Federal Income Tax Consequences
An employee that receives a stock option qualifying as an ISO pursuant to the omnibus plan will recognize no taxable income upon the grant of such option. Further, provided certain requirements are complied with, such employee will not recognize taxable income upon the exercise of such option and the receipt of the common stock subject to such option. Provided the requirements for an ISO are complied with, the Company will not be entitled to a compensation deduction with respect to the issuance of an ISO to, or the exercise of an ISO by, a participating employee.

An employee who is granted a non-qualified stock option pursuant to the omnibus plan will recognize no taxable income at the time of the grant, but generally will recognize taxable income upon the exercise of the option. The amount of income recognized upon the exercise of such option will be measured by the excess, if any, of the fair market value of the shares of common stock subject to the option at the time of exercise over the exercise price paid therefor. The Company will generally be entitled to a compensation deduction corresponding to the amount of income recognized by the employee.

The foregoing does not purport to be a complete summary of the Federal income tax considerations relevant to stock awards granted under the omnibus plan. In addition, the tax consequences under state, local or foreign law may differ from the consequences under Federal income tax law.

The vote needed to approve the Plan is a majority of the shares of the Company's stock represented at the meeting and entitled to vote.

The board of directors recommends a vote "For" Item No. 2.

The following table sets forth estimated amounts to be paid under the Plan for the year ending December 31, 2001:

OMNIBUS INCENTIVE COMPENSATION PLAN
                                                                                            Performance     Shares of
                                                       Short-Term           Stock         Restricted Stock   Common
Name and Position                                     Incentive ($)     Options (#)           Units (#)     Stock (#)
-------------------------------------------------- ----------------- ---------------- ------------------ -------------
S. M. Fuller, President & CEO                             800,000          260,417             86,806             0
-------------------------------------------------- ----------------- ---------------- ------------------ -------------
R. D. Hill, EVP & CFO                                     276,250           99,609             33,203             0
-------------------------------------------------- ----------------- ---------------- ------------------ -------------
R. J. Pershing, EVP & CEO-Americas                        276,250           99,609             33,203             0
-------------------------------------------------- ----------------- ---------------- ------------------ -------------
F. D. Kuester, SVP & CEO-Asia-Pacific                     178,750           59,570             18,229             0
-------------------------------------------------- ----------------- ---------------- ------------------ -------------
B. S. Rush, SVP & CEO-Europe                              165,000           54,688             19,531             0
-------------------------------------------------- ----------------- ---------------- ------------------ -------------
Executive officers as a group                           2,136,250          971,029            235,893             0
-------------------------------------------------- ----------------- ---------------- ------------------ -------------
Non-executive directors as a group                              0                0                  0        18,200
-------------------------------------------------- ----------------- ---------------- ------------------ -------------
Non-executive officer employees                        35,000,000        5,000,000            235,893             0
-------------------------------------------------- ----------------- ---------------- ------------------ -------------


ITEM NO. 3 -- PROPOSAL TO APPROVE THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN
--------------------------------------------------------------------------------
In order to encourage our employees to become stockholders, we have established the Mirant Corporation Employee Stock Purchase Plan. This plan is intended to comply with Section 423 of the Internal Revenue Code and has been approved by Southern Company as our then sole stockholder.

This plan permits eligible employees to purchase our common stock through payroll deductions at a price per share which is equal to the lesser of 85% of the fair market value of the common stock on the first or last day of an offering period. Each offering period will be up to, but not longer than 2 years.

Under this plan, participants will be permitted to purchase shares of common stock with an aggregate fair market value of no more than $25,000 in any one calendar year. Regular full-time employees of the Company and participating subsidiaries (currently about 4,000 employees), are eligible to participate in the plan.

There are a total of 4,000,000 shares reserved for issuance under this plan. The compensation committee of our board will administer this plan.
--------------------------------------------------------------------------------
The vote needed to approve the plan is a majority of the shares of the Company's stock represented at the meeting and entitled to vote.

The board of directors recommends a vote "For" Item No. 3.

The following table sets forth the maximum benefit available under the Plan for the year ending December 31, 2001:

EMPLOYEE STOCK PURCHASE PLAN

     Name and Position                                                          Dollar Value ($)    Shares of Common
                                                                                                       Stock (#)(1)
     ------------------------------------------------------------------------ ------------------- -------------------
     S. M. Fuller, President & CEO                                                       3,750               1,000
     ------------------------------------------------------------------------ ------------------- -------------------
     R. D. Hill, Executive Vice President & CFO                                          3,750               1,000
     ------------------------------------------------------------------------ ------------------- -------------------
     R. J. Pershing, Executive Vice President  & CEO-Americas                            3,750               1,000
     ------------------------------------------------------------------------ ------------------- -------------------
     B. S. Rush, Senior Vice President & CEO-Europe                                      3,750               1,000
     ------------------------------------------------------------------------ ------------------- -------------------
     F. D. Kuester, Senior Vice President & CEO-Asia-Pacific                             3,750               1,000
     ------------------------------------------------------------------------ ------------------- -------------------
     Executive officers as a group                                                      30,000               8,000
     ------------------------------------------------------------------------ ------------------- -------------------
     Non-executive directors as a group                                                      0                   0
     ------------------------------------------------------------------------ ------------------- -------------------
     Non-executive officer employees                                                 2,250,000             600,000
     ------------------------------------------------------------------------ ------------------- -------------------

(1) Assumes a Mirant common stock price of $25.00

Compensation Committee Report
--------------------------------------------------------------------------------
The Company's compensation program for its executive officers is administered and reviewed by the Compensation Committee (the "Committee") of the Board of Directors. The Committee is comprised of three outside directors, none of whom is an employee or former employee of the Company.

Compensation Philosophy
In determining the compensation payable to the Company's executive officers, the Committee seeks to achieve the following objectives through a combination of fixed and variable compensation:
o provide a total compensation opportunity that is consistent with competitive practices, enabling the Company to attract and retain qualified executives;
o create a direct link between the compensation payable to each executive officer and the financial performance both of the Company generally and of the specific business unit or units for which the executive is responsible;
o create a common interest between executive officers and the Company's stockholders through the use of stock options and other stock awards that link a portion of each executive officer's compensation opportunity directly to the value of the Company's common stock.

The Committee's compensation philosophy, and the programs that implement this philosophy, were developed with the assistance of outside consultants and counsel. The Committee annually reviews the Company's compensation policies and programs in light of this philosophy and of competitive practices.

Base Salary
The Committee establishes each named executive officer's base salary by comparison to competitive market levels for the executive's job function. The "Peer Group" used in the Performance Graph on page 21 of this proxy statement reflects the Company's direct competitors in its principal business. A broader group of companies, including many of the "Peer Group" companies, was used for compensation comparisons. The broader group was used because the Company believes it competes with this larger group of companies for the services of talented executives.

Base salaries generally approximate the median level of such competitive rates and are adjusted based on individual performance. Salaries are reviewed at regular intervals, approximately annually, depending on job classification and competitive market levels. Base salaries for the named executive officers were set in 2000 by Southern Company prior to the Company's becoming a publicly traded company.

Short-Term Incentive
For fiscal year 2000, annual bonuses were established by Southern Company based primarily on corporate and business unit performance. For the named executive officers, the Company's earnings and return on equity were the primary determinants of such executive's total bonus opportunity. Earnings per share of Southern Company and general performance were secondary factors in determining the amount of the bonus opportunity. The target bonus levels in the short-term incentive plan are designed to be at the median level of competitive rates, with the maximum payout set above median levels to award recipients for exceptional company performance.

Long-Term Incentives
The Company's long-term incentives in 2000 took the form of two distinct grants:
(i) an annual market level grant consisting of Southern Company stock options and SEI Value Creation Plan awards. This grant was designed to be at the median level of competitive rates, with the maximum award set above median levels to award recipients for exceptional company performance; and (ii) equity grants at the time of the initial public offering (IPO) consisting of Mirant stock options and Mirant performance restricted stock units. This grant was designed to provide management with a significant equity stake in the Company and was determined with reference to other companies in similar situations.

Mirant Stock Options. Stock options are the Company's primary form of long-term incentive compensation. In awarding stock options to executive officers in 2000, the Company's intent was that such options would represent a significant portion of each such officer's total compensation opportunity, thus aligning the officer's economic interests with those of the Company's stockholders.

Consistent with this goal, all option awards in 2000 were made at the fair market value of the Common Stock as of the date of grant. The Committee believes that these awards were reasonable compared to similar awards made by the Company's competitors for executive talent.

Mirant Performance Restricted Stock Units. Performance restricted stock units were awarded in 2000 to certain executives, including the named executive officers, based upon similar factors as for the stock option grants. The Committee's purpose for awarding these units was to (i) mitigate the dilutive effects of awarding equity-based long-term incentives and (ii) award such executive officers for achievement of stock price appreciation targets.

Southern Company Stock Options. Southern Company stock options with attached rights to performance dividends were granted prior to the IPO as part of a market level long-term incentive grant. The 2000 grant was the last one that will be made to Mirant employees. Such options will be converted to Mirant stock options by the time of Southern Company's distribution of its Mirant common stock.

SEI Value Creation Plan. Prior to the Company's being publicly traded, the Company initiated a long-term incentive plan, the value creation plan, which granted stock appreciation rights to eligible employees. Employees were granted two types of rights: standard appreciation rights and indexed appreciation rights. The standard appreciation rights pay each eligible employee for appreciation over a fixed base value. The indexed appreciation rights pay each eligible employee for appreciation over a base value that increases each year by a predetermined interest rate. At the time of the Company's initial public offering, the standard rights were converted into stock options and the indexed rights were converted into stock appreciation rights. The value creation plan was terminated in 2000 following the conversion of the value creation plan rights into options and appreciation rights.

Compensation of the Chief Executive Officer
The Compensation Committee reviews the compensation of the chief executive officer on an annual basis. During 2000, Marce Fuller served as the Company's chief executive officer and received base compensation of $416,385. Additionally, Ms. Fuller received a short term bonus and long-term incentives as set forth in the Compensation Table. The amounts awarded to Ms. Fuller for the short-term and long-term awards for 2000 were given by the Committee based on
(i) the Company's achievement of performance measures, including earnings per share and return on equity and (ii) the Committee's desire to increase Ms. Fuller's stake in the Company to further motivate her long-term performance.

The options awarded to Ms. Fuller in 2000 generally become exercisable in installments over a period of three years. The performance restricted stock units vest in 20% increments based on attainment of predetermined levels of stock appreciation.

Policy as to Section 162(m) of the Code
Section 162(m) of the Internal Revenue Code 1986, as amended, generally denies a publicly traded company a Federal income tax deduction for compensation in excess of $1 million paid to certain of its executive officers unless the amount of such excess is payable based solely upon the attainment of objective performance criteria. The Company has undertaken to qualify substantial components of the incentive compensation it makes available to its executive officers for the performance exception to nondeductibility. However, in appropriate circumstances, it may be necessary or appropriate to pay compensation or make special incentive or retention awards that do not meet the performance based exception and therefore may not be deductible by reason of
Section 162(m). It is not anticipated that compensation realized by any executive officer under Company plans now in effect will result in a material loss of tax deductions.

Members of the committee as of December 31, 2000:

          A. D. Correll, Chairman
          William M. Hjerpe
          David J. Lesar

Audit Committee Report
--------------------------------------------------------------------------------

In accordance with the Audit Committee Charter, as adopted by our Board of Directors, the Audit Committee's primary function is to facilitate the Board of Directors' financial oversight responsibilities concerning the Company. While the Audit Committee met prior to the Company's public offering, the Committee met one time after the Company became publicly held.

In discharging its duties and responsibilities, the Audit Committee:
o reviewed and discussed the Company's audited financial statements for the year ended December 31, 2000 with management;
o discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended; and
o received from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might affect the auditors' independence as required by Independence Standards Board Standard No. 1;
o discussed with the independent auditors any relationships (including nonaudit services) that may impact their objectivity and independence; and
o   performed various other functions consistent with the Audit Committee
    Charter.

Based on the reviews and discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

Consistent with the Committee's Charter, each of the Audit Committee members is an independent director, as that term is defined by the New York Stock Exchange Listed Company Manual. For your convenience, a copy of the Audit Committee Charter is included as Exhibit A to this Proxy Statement.

Members of the committee as of December 31, 2000:

         David J. Lesar, Chairman
         A. D. Correll
         William M. Hjerpe
--------------------------------------------------------------------------------
Auditor Independence
The following fees were paid to independent auditors for 2000:
Audit Fees
The aggregate fees billed by the independent auditors for professional services rendered for the audit of the Company's annual and quarterly financial statements for 2000 totaled $2.2 million.

Financial Information Systems Design and Implementation Fees
The aggregate fees billed by the independent auditors for professional services rendered for financial information systems design and implementation for 2000 totaled $1.2 million.

All Other Fees
The aggregate fees billed by the independent auditors for all other services for 2000 totaled $10.1 million, which primarily consisted of work related to registration statements, our initial public offering and preparation for our separation from Southern Company, tax consulting, financial due diligence related to acquisitions, and controls testing and reporting.

The audit committee considered whether the provision of the above services is compatible with maintaining the principal accountant's independence.

Executive Compensation
--------------------------------------------------------------------------------
Employment Contracts
The only compensation provided for in each of the employment agreements discussed below is awards of phantom stock. In addition, the agreements with Messrs. Hill and Pershing provide that additional years of service may be included in pensions and supplemental executive retirement plan calculations. The agreements do not provide for any payments of salary, bonus, other compensation or severance payments. These agreements terminate when the employee terminates his or her employment with us, or when the phantom stock is paid, whichever occurs first. All of the awards granted under the following agreements are forfeited upon termination for cause or resignation. Awards are paid immediately if the employee dies, becomes disabled, or is terminated without cause. It is anticipated that awards of Southern Company phantom stock granted under the following agreements will convert to awards of our phantom stock upon the distribution of our stock by Southern Company, and our board will become solely responsible for administering these agreements.

S. Marce Fuller.
On October 5, 1999, Southern Company, Mirant Services, LLC. and Ms. Fuller entered into an employment agreement. The agreement provides for the award of $400,000 in phantom Southern Company stock, valued as of the date of the agreement and paid out on July 1, 2003 if Ms. Fuller is still employed by us. Should Ms. Fuller meet this criterion, she will receive a payment of the phantom stock in cash, valued as of July 1, 2003, including the reinvestment of any dividends paid during the period of the agreement. In addition, the taxes due by Ms. Fuller for this payment will be grossed up if certain goals are met. The goals for this agreement are to meet and exceed net income and return on equity targets for the next three fiscal years (2000, 2001, 2002). The targets for each of these goals will be determined prior to the beginning of each year and will be the same as the goals for our short-term incentive plan. Our board of directors, in conjunction with Southern Company's board of directors, will determine whether or not these targets have been achieved. This agreement will terminate at the earlier of (1) when Ms. Fuller terminates her employment with us or (2) when the phantom stock is paid.

Messrs. Hill and Pershing.
In October 1999, we entered into compensation agreements with Raymond D. Hill and Richard J. Pershing. Each of these agreements provides for an award of $300,000 in phantom Southern Company stock, valued as of the date of the agreement. Mr. Hill will receive the phantom stock payment on March 1, 2003 if he is still employed by us on that date, and Mr. Pershing will receive the phantom stock payment on May 1, 2003 if he is still employed by us on that date. In addition, if Mr. Hill is still employed by us on March 1, 2003, his retirement payments are calculated as if 10 years of additional service are included in the pension and supplemental executive retirement plan calculations. If Mr. Pershing is still employed by us on November 1, 2002, his retirement payments are calculated as if three years of additional service are included in the pension and supplemental executive retirement plan calculations. These agreements terminate at the earlier of (1) when Mr. Hill or Mr. Pershing terminates his employment with us or (2) when the phantom stock is paid.

Messrs. Kuester and Rush.
Effective December 9, 1999, we also entered into compensation agreements with Frederick D. Kuester and Barney Rush. Each of these agreements provide for the award of $100,000 in our phantom stock, at the December 31, 1998 base value under the SEI Value Creation Plan. Under the terms of these agreements, if the executives are still employed by us on January 1, 2003, this award will be paid at the then current value of Mirant stock. In addition, on December 15, 2000, we entered into another agreement with Mr. Kuester for employment through January 1, 2004. This agreement guarantees him annual retirement income of $225,000 if he retires from the Company after January 1, 2004. Should Mr. Kuester return from his current assignment at Mirant Asia-Pacific, all of his outstanding options will vest.

Change In Control Arrangements
Our executive officers named in the summary compensation table have change in control agreements that are effective upon a change in control of either Southern Company or us.

Within two years following a change in control, if an executive is involuntarily terminated, other than for cause, or voluntarily terminated for good reason, which is defined as a material diminution of duties, a significant reduction in compensation or benefits or relocation, the agreements provide for:
o a lump sum payment of three times annual compensation for Ms. Fuller and Messrs. Hill and Pershing and two times annual compensation for Messrs. Kuester and Rush,
o   up to five years' coverage under group health and life insurance plans,
o immediate vesting of all stock options and stock appreciation rights previously granted,
o   payment of any accrued short-term bonuses and performance dividends, and
o payment of any excise tax liability incurred as a result of payments made under the agreement for Ms. Fuller and Messrs. Hill and Pershing. Payments made under this agreement are capped at IRS limits for Messrs. Kuester and Rush.

The Southern Company and Mirant plans also provide for pro-rata payments at not less than target-level performance for some incentive plans if a change in control occurs and the plans are not continued or replaced with comparable plans.

At such time as Southern Company owns less than 50% of our stock, we intend to replace the existing agreements with similar arrangements for our executive officers and other employees. We intend to maintain the current definition of "change in control," which includes the following events:
o   acquisition by a person of at least 20% of our stock,
o   a defined change in the majority of the members of our board of directors,
o a merger or other business combination that results in our stockholders immediately before the merger owning less than 65% of the voting power after the merger, or
o   a sale of substantially all of our assets.

Other Matters
Ms. Fuller, Mr. Hill, and James A. Ward, our senior vice president of finance and accounting, were executive officers of Mobile Energy Services Company, LLC (Mobile Energy) at the time it filed for bankruptcy on January 14, 1999. Ms. Fuller and Mr. Hill continue to be executive officers of Mobile Energy. In addition, Ms. Fuller was an executive officer of Mobile Energy Services Holdings, Inc. (MESH) at the time it filed for bankruptcy on January 14, 1999 until January 1999, Mr. Hill was an executive officer of MESH until August 1997, and Mr. Ward was an executive officer of MESH at the time it filed for bankruptcy and continued to be an executive officer until June 1999.

Stock Ownership Table
--------------------------------------------------------------------------------
This table shows the number of shares owned by directors, nominees, and executive officers as of December 31, 2000, except as noted. The shares owned by Southern Company constituted 80.3 percent of Mirant Corporation common stock outstanding as of December 31, 2000. The shares owned by all directors and executive officers as a group constituted less than one percent of the total number of shares of Mirant Corporation common stock outstanding as of December 31, 2000, and less than one percent of the total number of shares of Southern Company common stock outstanding as of December 31, 2000.

                                                                                                  Southern Company
                                      Mirant Shares Beneficially Owned                         Shares Beneficially Owned

                                      --------------------------------                 ---------------------------------------
                                               Shares Individuals                        Total Southern    Shares Individuals
                         Total Mirant Shares     Have Rights to      Non-Convertible      Company Shares     Have Rights to
                         Beneficially Owned      Acquire within          Economic        Beneficially        Acquire within
                                (1)                60 days (2)         Interests (3)        Owned (1)           60 days (4)
---------------------------------------------------------------------------------------------------------------------------
Southern Company            272,000,000                                                        N/A
---------------------------------------------------------------------------------------------------------------------------
A. D. Correll                    57,400 (5)                            37,400 (5)             9,297
---------------------------------------------------------------------------------------------------------------------------
A. W. Dahlberg                    6,000                                                     799,933                718,113
---------------------------------------------------------------------------------------------------------------------------
Stuart E. Eizenstat                   0                                                           0
---------------------------------------------------------------------------------------------------------------------------
H. Allen Franklin                10,000                                                     298,827                262,874
---------------------------------------------------------------------------------------------------------------------------
S. Marce Fuller                 516,967              135,697          376,170                56,117                 51,401
---------------------------------------------------------------------------------------------------------------------------
Carlos Ghosn                          0                                                           0
---------------------------------------------------------------------------------------------------------------------------
Elmer B. Harris                  10,000                                                     309,467 (6)            266,053
---------------------------------------------------------------------------------------------------------------------------
Raymond D. Hill                 510,356              128,141          382,215                46,704                 44,000
---------------------------------------------------------------------------------------------------------------------------
William M. Hjerpe                   984 (5)                                                       0
---------------------------------------------------------------------------------------------------------------------------
Frederick D. Kuester            145,455               82,342           63,113                40,917                 36,410
---------------------------------------------------------------------------------------------------------------------------
David J. Lesar                   12,438 (5)                             7,438 (5)                 0
---------------------------------------------------------------------------------------------------------------------------
James F. McDonald                 1,000 (5)                                                       0
---------------------------------------------------------------------------------------------------------------------------
Richard J. Pershing             511,076 (7)          128,141          382,435                71,413                 44,000
---------------------------------------------------------------------------------------------------------------------------
Ray M. Robinson                       0                                                           0
---------------------------------------------------------------------------------------------------------------------------
Barney S. Rush                  116,713               84,784           26,929                23,245                 20,483
---------------------------------------------------------------------------------------------------------------------------
W. L. Westbrook                   2,500                                                     146,129 (8)             74,919
---------------------------------------------------------------------------------------------------------------------------
Directors, Nominees and       2,196,977              683,535        1,444,110             1,873,286              1,577,078
Executive Officers as a
Group (19 people)
---------------------------------------------------------------------------------------------------------------------------

(1) "Beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or investment power with respect to a security, or any combination thereof.
(2) Indicates shares of the Company's Common Stock that certain directors and executive officers have the right to acquire within 60 days, by exercising stock options. Shares indicated are included in the Mirant Shares Beneficially Owned column.
(3) Indicates stock appreciation rights, performance restricted stock units, and phantom stock held in various benefit plans. Although these rights track the market value of the Company's Common Stock, they are payable in cash and are not convertible into Common Stock. Shares indicated are included in the Total Shares Beneficially Owned column.
(4) Indicates shares of Southern Company's common stock that certain directors and executive officers have the right to acquire within 60 days. Shares indicated are included in the Southern Company Shares Beneficially Owned column.
(5) Indicates shares beneficially owned as of March 15, 2001.
(6) Includes 310 shares held by family members.
(7) Includes 500 shares held by family members.
(8) Includes 80 shares held by family members.

Summary Compensation Table
--------------------------------------------------------------------------------
This table shows information concerning the Company's president and chief executive officer, and each of the other five most highly compensated executive officers of the Company serving during 2000.

                                       Annual Compensation                    Long-Term Compensation
                                       -------------------                    ----------------------
                                                                                       Number of     Long-Term
                                                                                       Securities    Incentive
  Name and Principal                                     Other Annual   Restricted     Underlying      Plan        All Other
  Position                        Salary        Bonus     Compensation  Stock Awards  Stock Options    Payouts     Compensation
                        Year        ($)          ($)         ($)(1)        ($)(2)         (#)(3)       ($)(4)         ($)(5)
------------------------------------------------------------------------------------------------------------------------------
S. M. Fuller              2000      416,385      630,000        3,000     1,666,676     256,634 (MIR)         --       21,762
President & CEO                                                                          45,161  (SO)
                          1999      341,462      465,231        1,146       400,000      66,881 (MIR)         --       17,274
                                                                                         17,988  (SO)
------------------------------------------------------------------------------------------------------------------------------
R. D. Hill                2000      320,481      357,500       16,365     1,166,660     182,829 (MIR)         --       16,447
EVP & CFO                                                                                27,956  (SO)
                          1999      297,616      300,000           75       300,000      66,881 (MIR)         --       16,078
                                                                                         12,988  (SO)
------------------------------------------------------------------------------------------------------------------------------
R. J. Pershing            2000      320,481      357,500       13,398     1,166,660     182,829 (MIR)         --       17,319
EVP & CEO-Americas Group                                                                 27,956  (SO)
                          1999      297,616      300,000       18,652       300,000      66,881 (MIR)         --       16,462
                                                                                         12,988  (SO)
------------------------------------------------------------------------------------------------------------------------------
F. D. Kuester             2000      268,096      302,500        6,379       416,658     108,487 (MIR)     18,765       13,843
SVP & CEO-Asia Group                                                                     23,655  (SO)
                          1999      240,635      300,000           --       100,000      39,424 (MIR)     39,737       13,297
                                                                                         10,391  (SO)
--------------------------------------------------------------------------------------------------------------------------------
B. S. Rush                2000      247,289      265,500        8,886       333,344      87,777 (MIR)         --       13,135
SVP & CEO-Europe Group                                                                   21,505  (SO)
                          1999      219,097      199,750           --       100,000      35,317 (MIR)         --       11,873
                                                                                          7,689  (SO)
--------------------------------------------------------------------------------------------------------------------------------

(1) No named executive officer received perquisites or personal benefits that exceeded 25% of the total perquisites and other benefits reported for that executive. The amounts in this column represent reimbursements for the payment of taxes.
(2) The values for awards in 2000 are restricted stock units payable in cash upon vesting. The units vest 20% each time Mirant's stock price increases 20% over the price on the day of grant. During 2000, 20% of these grants vested. As of December 31, 2000 the following number and value of the restricted stock units were held by each named executive officer: Fuller (60,606 units, $1,715,756); Hill (42,424 units, $1,201,023); Pershing
    (42,424 units, $1,201,023); Kuester (15,151 units, $428,925); and Rush
    (12,122 units, $343,174). The amounts for awards in 1999 reflect grants of restricted stock units. These units vest based on the executives' continued employment and dividends are reinvested in additional units. On December 31, 2000, the following number and value of Southern Company restricted stock units were held by: Fuller (15,570.31 units, $517,713); Hill (11,677.74 units, $388,285); and Pershing (11,677.74, $388,285); and of
    Mirant phantom restricted stock were held by: Kuester (8,613.26 units, $243,841); and Rush (8,613.26 units, $243,841).

(3) (MIR)indicates options to acquire Mirant Corporation common stock. (SO) indicates options to acquire Southern Company common stock. Includes units granted under the Southern Energy, Inc. Value Creation Plan that were converted into Mirant stock options at the time of Mirant's initial public offering.
(4) Represents payouts to Mr. Kuester under the Southern Company Performance Incentive Plan for the 4-year periods ending December 31, 1999 and December 31, 2000.
(5) Our contributions in 1999 and 2000 to the Employee Savings Plan, Employee Stock Ownership Plan and non-pension related accruals under the Supplemental Benefit Plan. The break-out of the 2000 contributions is provided in the following table:
                                            ESP ($)    ESOP ($)      SBP ($)
       -------------------------------- ----------- ----------- ------------
       S. M. Fuller                          6,853         810       14,099
       -------------------------------- ----------- ----------- ------------
       R. D. Hill                            7,650         810        7,987
       -------------------------------- ----------- ----------- ------------
       R. J. Pershing                        7,650         810        8,859
       -------------------------------- ----------- ----------- ------------
       F. D. Kuester                         6,819         810        6,214
       -------------------------------- ----------- ----------- ------------
       B. S. Rush                            6,853         810        5,472
       -------------------------------- ----------- ----------- ------------

Stock Options
--------------------------------------------------------------------------------
MIRANT STOCK OPTION GRANTS IN 2000



                           Number of                                                         Potential Realized Value at Assumed
                           Securities      Percent of Total                                       Annual Rates of Stock Price
                           Underlying     Options Granted to   Exercise or                      Appreciation for Option Term ($)
                              Options        Employees in      Base Price    Expiration  -----------------------------------------
  Name                    Granted (1)        Fiscal Year(2)    ($/Sh)(1)       Date(1)          0%           5%           10%
  --------------------------------------------------------------------------------------------------------------------------
  S. M. Fuller            170,455 (3)          3.7              22.00          9/27/10           0      2,358,361     5,976,550
                           86,179 (4)          1.7              18.59          6/30/10           0      1,034,178     2,636,572
  ---------------------------------------------------------------------------------------------------------------------------
  R. D. Hill              119,318 (3)          2.4              22.00          9/27/10           0      1,650,846     4,183,568
                           65,511 (4)          1.3              18.59          6/30/10           0        762,154     1,943,064
  ---------------------------------------------------------------------------------------------------------------------------
  R. J. Pershing          119,318 (3)          2.4              22.00          9/27/10           0      1,650,846     4,183,568
                           65,511 (4)          1.3              18.59          6/30/10           0        762,154     1,943,064
   ---------------------------------------------------------------------------------------------------------------------------
  F. D. Kuester            68,182 (3)          1.4              22.00          9/27/10           0        943,344     2,390,620
                           40,305 (4)           .8              18.59          6/30/10           0        483,674     1,233,097
   ---------------------------------------------------------------------------------------------------------------------------
  B. S. Rush               51,136 (3)          1.0              22.00          9/27/10           0        707,501     1,792,948
                           36,641 (4)           .7              18.59          6/30/10           0        439,705     1,121,000
  ---------------------------------------------------------------------------------------------------------------------------


(1) These grants vest annually at a rate of one-third on the anniversary date of the grant. Grants continue to vest normally upon termination as a result of death, total disability, or retirement and expire five years after retirement, three years after death or total disability, or their normal expiration date if earlier.
(2) A total of 4,993,995 Mirant stock options were granted in 2000.
(3) Initial equity grants made on September 27, 2000.
(4) Grants converted from Value Creation Plan were initially made on March 15, 2000.


 SOUTHERN COMPANY STOCK OPTION GRANTS IN 2000

                            Number of       Percent of                                  Potential Realized Value at Assumed
                            Securities     Total Options      Exercise                    Annual Rates of Stock Price
                            Underlying      Granted to        or Base                      Appreciation for Option Term ($)
                             Options       Employees in        Price      Expiration   -------------------------------------------
    Name                    Granted (1)    Fiscal Year(2)    ($/Sh)(1)      Date(1)         0%          5%             10%
  -----------------------------------------------------------------------------------------------------------------------------
  S. M. Fuller               45,161            3.6              23.25     2/18/2010         0        660,335       1,673,419
  -----------------------------------------------------------------------------------------------------------------------------
  R. D. Hill                 27,956            2.2              23.25     2/18/2010         0        408,767       1,035,896
  -----------------------------------------------------------------------------------------------------------------------------
  R. J. Pershing             27,956            2.2              23.25     2/18/2010         0        408,767       1,035,896
  -----------------------------------------------------------------------------------------------------------------------------
  F. D. Kuester              23,655            1.9              23.25     2/18/2010         0        345,879         876,524
  -----------------------------------------------------------------------------------------------------------------------------
  B. S. Rush                 21,505            1.7              23.25     2/18/2010         0        314,442         796,857
  -----------------------------------------------------------------------------------------------------------------------------

(1) Southern Company Performance Stock Plan grants were made on 2/18/2000 and vest annually at a rate of one-third on the anniversary date of the grant. Grants fully vest upon termination as a result of death, total disability, or retirement and expire five years after retirement, three years after death or total disability, or their normal expiration date if earlier. Attached to each option is the right to receive up to 100 percent of the annual dividend, subject to the achievement of certain goals for Total Shareholder Return.
(2) A total of 1,247,663 Southern Company stock options were granted to Mirant employees in 2000.

Option Exercises and Year-End Values
--------------------------------------------------------------------------------
AGGREGATED MIRANT STOCK OPTION EXERCISES IN 2000 AND YEAR-END OPTION/SAR VALUES



                                                     Number of Securities            Value of Unexercised
                      Number of      Value           Underlying Unexercised         In-the-Money Options at
Name                Shares Acquired  Realized        Options at Year-End(#)              Year-End($)(2)
                    on Exercise (#)  ($)(1)       Exercisable    Unexercisable    Exercisable    Unexercisable
----------------- ----------------- ----------- -------------- ---------------- -------------- ----------------
S. M. Fuller            0              0            68,587          683,311       1,004,008        7,219,135
----------------- ----------------- ----------- -------------- ---------------- -------------- ----------------
R. D. Hill              0              0            68,587          609,506       1,004,008        5,672,119
----------------- ----------------- ----------- -------------- ---------------- -------------- ----------------
R. J. Pershing          0              0            68,587          609,506       1,004,008        5,672,119
----------------- ----------------- ----------- -------------- ---------------- -------------- ----------------
F. D. Kuester           0              0            44,493          205,823         653,798        1,967,763
----------------- ----------------- ----------- -------------- ---------------- -------------- ----------------
B. S. Rush              0              0            46,294          167,176         687,238        1,704,599
----------------- ----------------- ----------- -------------- ---------------- -------------- ----------------

(1) The Value Realized is ordinary income, before taxes, and represents the amount equal to the excess of the fair market value of the shares or rights at the time of exercise above the exercise price.
(2) These columns represent the excess of the fair market value of the Company's common stock of $28.31 per share, as of December 31, 2000, above the exercise price of the options. The amounts under the Exercisable column report the "value" of options that are vested and therefore could be exercised. The Unexercisable column reports the "value" of options that are not vested and therefore could not be exercised as of December 31, 2000.

AGGREGATED SOUTHERN COMPANY STOCK OPTION EXERCISES IN 2000 AND YEAR-END OPTION VALUES

                                                          Number of Securities            Value of Unexercised
                         Number of        Value         Underlying Unexercised         In-the-Money Options at
                      Shares Acquired    Realized       Options at Year-End(#)              Year-End($)(2)
Name                  on Exercise (#)    ($)(1)       Exercisable    Unexercisable    Exercisable    Unexercisable
-------------------- ------------------ ----------- -------------- ---------------- -------------- ----------------
S. M. Fuller                 0              0              36,347           61,124       342,860          556,501
-------------------- ------------------ ----------- -------------- ---------------- -------------- ----------------
R. D. Hill                   0              0              34,681           40,585       331,718          362,155
-------------------- ------------------ ----------- -------------- ---------------- -------------- ----------------
R. J. Pershing               0              0              34,681           40,585       331,718          362,155
-------------------- ------------------ ----------- -------------- ---------------- -------------- ----------------
F. D. Kuester                0              0              28,525           33,218       282,180          299,267
-------------------- ------------------ ----------- -------------- ---------------- -------------- ----------------
B. S. Rush                   0              0              13,314           28,857       120,420          263,173
-------------------- ------------------ ----------- -------------- ---------------- -------------- ----------------

(1) The "Value Realized" is ordinary income, before taxes, and represents the amount equal to the excess of the fair market value of the shares or rights at the time of exercise above the exercise price.
(2) These columns represent the excess of the fair market value of Southern Company's common stock of $33.25 per share, as of December 31, 2000, above the exercise price of the options. The amounts under the Exercisable column report the "value" of options that are vested and therefore could be exercised. The Unexercisable column reports the "value" of options that are not vested and therefore could not be exercised as of December 31, 2000.

Pension Plan Table
--------------------------------------------------------------------------------
                                Years of Accredited Service
 --------------- ------------- ------------ ------------ -------------
 Compensation              15           20           25            30
 --------------- ------------- ------------ ------------ -------------
  $    100,000         $25,500     $ 34,000     $ 42,500      $ 51,000
 --------------- ------------- ------------ ------------ -------------
       300,000          76,500      102,000      127,500       153,000
 --------------- ------------- ------------ ------------ -------------
       500,000         127,500      170,000      212,500       255,000
 --------------- ------------- ------------ ------------ -------------
       700,000         178,500      238,000      297,500       357,000
 --------------- ------------- ------------ ------------ -------------
       900,000         229,500      306,000      382,500       459,000
 --------------- ------------- ------------ ------------ -------------

This table shows the estimated annual pension benefit payable at normal retirement age under Mirant's qualified and non-qualified pension plans, based on the stated compensation and years of Accredited Service with Mirant's subsidiaries. The amounts shown in the table were calculated according to the final average pay formula and are based on a single life annuity without reduction for joint and survivor annuities or computation of Social Security offset that would apply in most cases. Compensation for pension purposes is limited to the average of the highest three of the final 10 years' compensation. For Ms. Fuller, compensation is base salary plus the excess of short-term incentive compensation over 10 percent of base salary. For the other named executive officers, it is base salary plus the excess of short-term incentive compensation over 15 percent of base salary. (These compensation components are reported under columns titled "Salary", "Bonus", and "Long-Term Incentive Plan Payouts" in the Summary Compensation Table on page 16).

As of December 31, 2000, the applicable compensation and Accredited Service for determination of pension benefits would have been:
                                                 Accredited
                            Compensation ($)       Service
  ----------------------- -------------------- -------------
  S. M. Fuller                      771,116           15.3
  ----------------------- -------------------- -------------
  R. D. Hill                        551,625            7.0
  ----------------------- -------------------- -------------
  R. J. Pershing                    551,625           28.8
  ----------------------- -------------------- -------------
  F. D. Kuester                     452,083           27.9
  ----------------------- -------------------- -------------
  B. S. Rush                        384,052            3.8
  ----------------------- -------------------- -------------

Five-Year Performance Graph
--------------------------------------------------------------------------------

                                     Graph


This performance graph compares the cumulative total shareholder return on the Company's common stock with the Standard & Poor's Electric Utility Index and the Standard & Poor's 500 Index since the first day of trading on the date after our initial public offering. The graph assumes that $100 was invested on September 27, 2000 in the Company's common stock and each of the above indices, and that all dividends are reinvested. The shareholder return shown below may not be indicative of future performance.

                                     9/27/00      Sep 00    Oct 00      Nov 00     Dec 00
  -------------------------------- ---------- ----------- ---------- ----------- ----------
  Mirant Corporation                    $100      111.06      96.46       86.28     100.22
  -------------------------------- ---------- ----------- ---------- ----------- ----------
  S & P 500 Index                        100      100.65     100.23       92.32      92.78
  -------------------------------- ---------- ----------- ---------- ----------- ----------
  S & P Electric Utility Index           100      102.67     101.01      106.30     110.05
  -------------------------------- ---------- ----------- ---------- ----------- ----------
  Peer Group                             100      104.61      83.40       77.55      89.97
  -------------------------------- ---------- ----------- ---------- ----------- ----------

The Peer Group shown above consists of the following publicly traded companies in the power generation industry: AES Corporation, Calpine Corporation, Dynegy, Inc., International Power, plc, NRG Energy, Inc. and Orion Power Holdings, Inc. In accordance with the rules of the Commission, the returns are indexed to a value of $100 at September 26, 2000 and the returns of each company in the Peer Group have been weighted according to their market capitalization as of the beginning of the period.

                                                        Adopted: August 22, 2000


                               Mirant Corporation
                                 Audit Committee
                                     Charter

Function

The Audit Committee's role is one of oversight whereas the Company's management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing those financial statements.

Duties and Responsibilities

The following functions shall be the key responsibilities of the Audit Committee in carrying out its oversight function:

o Provide an open avenue of communications between the internal and independent auditors and the Board of Directors, including separate private sessions with the internal and independent auditors to discuss any matters the Committee or these groups believe should be discussed privately. The Committee may ask others to attend meetings and provide pertinent information as necessary.

o Receive and review reports from Company management relating to the Company's financial reporting process, published financial statements and/or major disclosures and the adequacy of the Company's system of internal controls.

o Receive and review reports from the Company management and General Counsel relating to legal and regulatory matters that may have a material impact on the Company's financial statements and Company's compliance policies.

o Consult and review reports from the Compliance Officer on Mirant's Compliance Program and compliance with company policy and Code of Ethics.

o Inquire of management, the independent auditor, and the Director of Internal Audit about significant risks or exposures and assess the steps management has taken to manage such risks.

o Receive and review reports from the Company's Audit Director relating to major findings and recommendations from internal audits conducted across the Company.

o Review the internal audit program in terms of scope of audits conducted or scheduled to be conducted. Review the internal audit department budget and staffing levels.

o Review the appointment and replacement of the Company's Auditor Director.

o Review the report of the independent auditors to the Committee including comments relating to the system of internal controls, published financial statements and related disclosures, the adequacy of the financial reporting process and the scope of the independent audit. The independent auditors are ultimately accountable to the Board and the Committee on all such matters.

o Inquire of Company management and independent auditors regarding the appropriateness of accounting principles followed by the Company, changes in accounting principles and their impact on the financial statements.

o Review an analysis prepared by management and the independent auditors of significant financial reporting issues and judgements made in connection with the preparation of the Company's financial statements.

o With respect to the independent auditors, the Committee will:

    a) Recommend annually the appointment of the independent auditors to the Board for its approval;

    b) Provide oversight of the external audit coverage, including an evaluation of the independent public accountant's performance;
    c) Determine the independence of the independent auditors by obtaining a formal written statement delineating all relationships between the independent auditors and the Company, including all non-audit services; and
    d) Recommend that the Board take appropriate action in response to the auditors' statement to ensure the independence of the independent auditors.

o Review with the internal and independent auditors the coordination of their respective activities.

o Report significant Audit Committee activities and findings to the Board of Directors on a regular basis.

o Prepare a report for inclusion in the Company's proxy statement, disclosing that the Committee reviewed and discussed the audited financial statements with management and discussed certain other matters with the independent auditors. Based upon these discussions, the Committee will affirm that the Committee recommended to the Board that the audited financial statements be included in the annual report.

o Review and reassess the adequacy of the Audit Committee's Charter annually. If any revisions therein are deemed necessary or appropriate, submit the same to the Board for its consideration and approval.

The Audit Committee Chairman will review with management and the independent auditors the Company's quarterly financial statements prior to the filing of its Form 10-Q and the annual Form 10K and will invite the other committee members to participate.

Membership

The Audit Committee of the Board of Directors of Mirant Corporation shall consist of at least three independent directors. Members of the Committee shall be considered independent if they have no relationship to the Company that could interfere with the exercise of their independence from management and the Company. As determined by the Board of Directors, the Members of the Committee will be financially literate with at least one having accounting or related financial management expertise. The Committee and its chairman shall be appointed annually by the Board of Directors. Company management, internal and independent auditors and the Company General Counsel may attend each meeting or portions thereof as required by the Committee.


Meetings

The Committee shall meet four meetings each year and will have special meetings if and when required, as determined by the Audit Committee Chairperson. For the transaction of business at any meeting of the Audit Committee, a majority of the members shall constitute a quorum.

                                   Appendix A
                              AMENDED AND RESTATED


                               MIRANT CORPORATION


                       OMNIBUS INCENTIVE COMPENSATION PLAN

                                TABLE OF CONTENTS


                                                                          PAGE

ARTICLE 1. ESTABLISHMENT, OBJECTIVES, AND DURATION..........................1

ARTICLE 2. DEFINITIONS......................................................1

ARTICLE 3. ADMINISTRATION...................................................4

ARTICLE 4. SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS....................5

ARTICLE 5. ELIGIBILITY AND PARTICIPATION....................................6

ARTICLE 6. SHARES OF COMMON STOCK...........................................6

ARTICLE 7. STOCK OPTIONS....................................................7

ARTICLE 8. STOCK APPRECIATION RIGHTS........................................8

ARTICLE 9. RESTRICTED STOCK................................................10

ARTICLE 10 PERFORMANCE UNITS, PERFORMANCE SHARES, AND
CASH-BASED AWARDS..........................................................11

ARTICLE 11. PERFORMANCE MEASURES...........................................12

ARTICLE 12. BENEFICIARY DESIGNATION........................................13

ARTICLE 13. DEFERRALS......................................................13

ARTICLE 14. RIGHTS OF EMPLOYEES/DIRECTORS..................................13

ARTICLE 15. CHANGE IN CONTROL..............................................14

ARTICLE 16. AMENDMENT, MODIFICATION, AND TERMINATION.......................14

ARTICLE 17. WITHHOLDING....................................................15

ARTICLE 18. INDEMNIFICATION................................................16

ARTICLE 19. SUCCESSORS.....................................................16

ARTICLE 20. GENERAL PROVISIONS.............................................16

                              AMENDED AND RESTATED
                               MIRANT CORPORATION
                       OMNIBUS INCENTIVE COMPENSATION PLAN


ARTICLE 1. ESTABLISHMENT, OBJECTIVES, AND DURATION

        1.1. ESTABLISHMENT OF THE PLAN. Mirant Corporation, a Delaware corporation (formerly known as Southern Energy, Inc. and hereinafter referred to as the "Company"), established this incentive compensation plan, formerly known as the "Southern Energy, Inc. Omnibus Incentive Compensation Plan" (hereinafter referred to as the "Plan"), effective April 17, 2000, subject to approval by the Company's stockholders. The Company amended and restated this Plan, effective April 17, 2000 (the "Effective Date"), to add the grant of Shares of Common Stock to the awards available under the Plan. The Plan also permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares, Performance Units, and Cash-Based Awards. The Company further amended and restated the Plan as of April 2, 2001 to change the name to the "Amended and Restated Mirant Corporation Omnibus Incentive Compensation Plan," to add provisions for the treatment of awards in the event of certain corporate transactions, and to make certain other amendments to reflect the completion of the spinoff as of April 2, 2001 of the Company from Southern Company. This amended and restated Plan is subject to approval by the Company's stockholders, and shall remain in effect as provided in Section 1.3 hereof.

        1.2. OBJECTIVES OF THE PLAN. The objectives of the Plan are to optimize the profitability and growth of the Company through annual and long-term incentives which are consistent with the Company's goals and which link the personal interests of Participants to those of the Company's stockholders; to provide Participants with an incentive for excellence in individual performance; and to promote teamwork among Participants.

        The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants who make significant contributions to the Company's success and to allow Participants to share in the success of the Company.

        1.3. DURATION OF THE PLAN. The Plan shall commence on the Effective Date, as described in Section 1.1 hereof, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan pursuant to
Article 16 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award be granted under the Plan on or after April 17, 2010.

ARTICLE 2. DEFINITIONS

        Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

         2.1. "AFFILIATE" shall mean any Person affiliated with the Company as determined by the Committee.

         2.2. "AWARD" means, individually or collectively, a grant under the Plan of Shares of Common Stock, Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares, Performance Units, or Cash-Based Awards.

         2.3. "AWARD AGREEMENT" means an agreement entered into by the Company and each Participant setting forth the terms and provisions applicable to Awards granted under this Plan.

         2.4. "BENEFICIAL OWNER" or "BENEFICIAL OWNERSHIP" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

         2.5. "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the Company.

         2.6. "CASH-BASED AWARD" means an Award granted to a Participant, as described in Article 10 herein.

         2.7. "CHANGE IN CONTROL BENEFIT PLAN DETERMINATION POLICY" shall mean the Mirant Corporation Change in Control Benefit Plan Determination Policy, as approved by the Board of Directors, as it may be amended from time to time in accordance with the provisions therein.

         2.8. "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         2.9. "COMMITTEE" means the Board or any committee or committees appointed by the Board to administer Awards to Employees, as specified in Article 3 herein. To the extent deemed appropriate by the Board, any such committee may be comprised of Directors who constitute "outside directors" under Code
                  Section 162(m) and "Non-Employee Directors" under Rule 16b-3 of the Exchange Act.

         2.10.    "COMMON STOCK" shall mean the common stock of the Company.

         2.11. "COMPANY" means Mirant Corporation, a Delaware corporation, including any and all Subsidiaries and Affiliates, and any successor thereto as provided in Article 19 herein.

         2.12. "COVERED EMPLOYEE" means a Participant who, as of the date of vesting and/or payout of an Award, as applicable, is one of the group of "covered employees," as defined in the regulations promulgated under Code Section 162(m), or any successor statute.

         2.13. "DIRECTOR" means any individual who is a member of the Board of Directors of the Company or any Subsidiary or Affiliate; provided, however, that any Director who is employed by the Company or any Subsidiary or Affiliate shall be considered an Employee under the Plan.

         2.14. "DISABILITY" shall have the meaning ascribed to such term in the Participant's governing long-term disability plan, or if no such plan exists, at the discretion of the Committee.

         2.15. EFFECTIVE DATE" shall have the meaning ascribed to such term in Section 1.1 hereof.

         2.16. "EMPLOYEE" means any employee of the Company or its Subsidiaries or Affiliates. Directors who are employed by the Company shall be considered Employees under this Plan.

         2.17. "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

         2.18. "EXERCISE PRICE" means the price at which a Share may be purchased by a Participant pursuant to an Option.

         2.19. "FAIR MARKET VALUE" shall be determined on the basis of the closing sale price on the day prior to the applicable date, as reported in the Wall Street Journal on the applicable date, or, if there is no such sale, then on the last previous day on which a sale was reported; if the Shares are not listed for trading on a national securities exchange, the fair market value of the Shares shall be determined by the Committee in good faith.

         2.20. "FREESTANDING SAR" means an SAR that is granted independently of any Options, as described in Article 8 herein.

         2.21. "INCENTIVE STOCK OPTION" or "ISO" means an option to purchase Shares granted under Article 7 herein and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Code Section 422.

         2.22. "INSIDER" shall mean an individual who is, on the relevant date, an officer, director or ten percent (10%) Beneficial Owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

         2.23. "NONQUALIFIED STOCK OPTION" or "NQSO" means an option to purchase Shares granted under Article 7 herein and which is not intended to meet the requirements of Code Section 422.

         2.24. "OPTION" means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 7 herein.

         2.25. "PARTICIPANT" means an Employee or Director who has been selected to receive an Award or who has outstanding an Award granted under the Plan.

        2.26. "PERFORMANCE-BASED EXCEPTION" means the performance-based exception from the tax deductibility limitations of Code
                  Section 162(m).

         2.27. "PERFORMANCE SHARE" means an Award granted to a Participant, as described in Article 10 herein.

         2.28. "PERFORMANCE UNIT" means an Award granted to a Participant, as described in Article 10 herein.

         2.29. "PERIOD OF RESTRICTION" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, at its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Article 9 herein.

         2.30.    "PERSON"  shall  have the  meaning  ascribed  to such  term in
                  Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" within the meaning of
                  Section 13(d)(3) or 14(d)(2) thereof.

         2.31. "RESTRICTED STOCK" means an Award granted to a Participant pursuant to Article 9 herein.

         2.32. "RETIREMENT" means termination of employment on or after age 65, or such other age as the Committee shall determine, for reasons other than cause, as determined by the Committee.

         2.33.    "SHARES" means the shares of common stock of the Company.

         2.34. "STOCK APPRECIATION RIGHT" or "SAR" means an Award, granted alone or in connection with a related Option, designated as an SAR, pursuant to the terms of Article 8 herein.

         2.35. "SUBSIDIARY" means any corporation, partnership,joint venture, or other entity in which the Company has a voting interest.

         2.36. "TANDEM SAR" means an SAR that is granted in connection with a related Option pursuant to Article 8 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).


ARTICLE 3. ADMINISTRATION

         3.1. GENERAL. The Plan shall be administered by the Board or the committee appointed by the Board to administer the Plan. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors. The Board may delegate to the Committee any or all of the administration of the Plan; provided, however, that the administration of the Plan with respect to Awards granted to Directors may not be so delegated. To the extent that the Board has delegated to the Committee any authority and responsibility under the Plan, all applicable references to the Board in the Plan shall be to the Committee. The Committee shall have the authority to delegate administrative duties to officers, Directors, or Employees of the Company.

         3.2. AUTHORITY OF THE COMMITTEE. Except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Committee shall have full power to select Employees and Directors who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; certify satisfaction of performance goals for purposes of satisfying the requirements of Code Section 162(m); construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan's administration; to authorize conversion or substitution under the Plan of any or all outstanding Option or other Awards held by service providers of an entity acquired by the Company on terms determined by the Committee (without regard to limitations set forth in Section
7.3 and 8.6); and (subject to the provisions of Articles 15 and 16 herein) amend the terms and conditions of any outstanding Award as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. To the extent permitted by law and applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it.

         3.3. DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Committee shall be final, conclusive and binding on all persons, including the Company, its stockholders, Directors, Employees, Participants, and their estates and beneficiaries.

ARTICLE 4. SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

         4.1. NUMBER OF SHARES AVAILABLE FOR GRANTS. Subject to adjustment as provided in Section 4.2 herein, the number of Shares hereby reserved for issuance to Participants under the Plan shall be 32,000,000, no more than 32,000,000 of which may be granted in the form of Restricted Shares and no more than 32,000,000 of which may be granted in the form of Incentive Stock Options. The Committee shall determine the appropriate methodology for calculating the number of shares issued pursuant to the Plan. Unless and until the Committee determines that an Award to a Covered Employee shall not be designed to comply with the Performance-Based Exception, the following rules shall apply to grants of such Awards under the Plan:

         (a) COMMON STOCK: The maximum aggregate number of Shares that may be granted in the form of Shares of Common Stock, pursuant to any Award granted in any one fiscal year to any one single Participant shall be 3,200,000.

         (b) STOCK OPTIONS: The maximum aggregate number of Shares that may be granted in the form of Stock Options, pursuant to any Award granted in any one fiscal year to any one single Participant shall be 3,200,000.

         (c) SARS: The maximum aggregate number of Shares that may be granted in the form of Stock Appreciation Rights, pursuant to any Award granted in any one fiscal year to any one single Participant shall be 3,200,000.

         (d) RESTRICTED STOCK: The maximum aggregate grant with respect to Awards of Restricted Stock granted in any one fiscal year to any one Participant shall be 3,200,000.

         (e)      PERFORMANCE  SHARES/PERFORMANCE  UNITS AND CASH-BASED  AWARDS:
                  The maximum aggregate payout (determined as of the end of the applicable performance period) with respect to Cash-Based Awards or Awards of Performance Shares or Performance Units granted in any one fiscal year to any one Participant shall be equal to the value of 3,200,000 Shares.

         4.2. ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section
368) or any partial or complete liquidation of the Company, such adjustment may be made in the number and class of Shares which may be delivered under Section 4.1, in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and in the Award limits set forth in subsections 4.1, as may be determined to be appropriate by the Committee, in its sole discretion; provided, however, that the number of Shares subject to any Award shall always be a whole number, except as otherwise determined by the Committee.

ARTICLE 5. ELIGIBILITY AND PARTICIPATION

         5.1. ELIGIBILITY. Persons eligible to participate in this Plan include all Employees and Directors.

         5.2. ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees and Directors, those to whom Awards shall be granted and shall determine the nature and amount of each Award.

ARTICLE 6. SHARES OF COMMON STOCK

         6.1. GRANT OF SHARES OF COMMON STOCK. Subject to the terms and provisions of the Plan, Shares of Common Stock may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

         6.2. AWARD AGREEMENT. Each grant of Shares shall be evidenced by an Award Agreement that shall specify the number of Shares to which the grant pertains, the Fair Market Value of the Shares on the date of grant, and such other provisions as the Committee shall determine.

         6.3. RESTRICTIONS ON GRANTS OF SHARES. Grants of Shares of Common Stock shall not be subject to a substantial risk of forfeiture based upon continued employment with the Company at the time of the Award. However, the Shares shall be subject to the general requirements applicable to Shares under this Plan, unless provided otherwise in the Award Agreement, and may be subject to other restrictions as the Committee shall determine.

ARTICLE 7. STOCK OPTIONS

         7.1. GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

         7.2. AWARD AGREEMENT. Each Option grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO within the meaning of Code Section 422, or an NQSO whose grant is intended not to fall under the provisions of Code Section 422.

         7.3. EXERCISE PRICE. The Exercise Price for each grant of an Option under this Plan shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted.

         7.4. DURATION OF OPTIONS. Each Option granted to a Participant shall expire at such time as the Board shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

         7.5. EXERCISE OF OPTIONS. Options granted under this Article 7 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

         7.6. PAYMENT. Options granted under this Article 7 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

         The Exercise Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent, or (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Exercise Price), or (c) by a combination of
(a) and (b).

         The Board also may allow cashless exercise as permitted under Federal Reserve Committee's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

         Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s) or make arrangements to have the Shares held at a bank or other appropriate institution in noncertificated form.

         Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.

         7.7. RESTRICTIONS ON SHARE TRANSFERABILITY. The Board may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 7 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

         7.8. TERMINATION OF EMPLOYMENT/DIRECTORSHIP. Each Participant's Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment or directorship with the Company. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 7, and may reflect distinctions based on the reasons for termination.

         7.9. NONTRANSFERABILITY OF OPTIONS.

         (a) INCENTIVE STOCK OPTIONS. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

         (b) NONQUALIFIED STOCK OPTIONS. Except as otherwise provided in a Participant's Award Agreement, no NQSO granted under this
                  Article 7 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all NQSOs granted to a Participant under this Article 7 shall be exercisable during his or her lifetime only by such Participant.

ARTICLE 8. STOCK APPRECIATION RIGHTS

         8.1. GRANT OF SARS. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SAR.

         The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

         The Exercise Price of a Freestanding SAR shall equal the Fair Market Value of a Share on the date of grant of the SAR. The Exercise Price of Tandem SARs shall equal the Exercise Price of the related Option.

         8.2. EXERCISE OF TANDEM SARS. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

         Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Exercise Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Exercise Price of the ISO.

         8.3. EXERCISE OF FREESTANDING SARS. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

         8.4. SAR AGREEMENT. Each SAR grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the term of the SAR, and such other provisions as the committee shall determine.

         8.5. TERM OF SARS. The term of an SAR granted under the Plan shall be determined by the Board, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.

         8.6. PAYMENT OF SAR AMOUNT. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

         (a) The difference between the Fair Market Value of a Share on the date of exercise over the Exercise Price; by

         (b) The number of Shares with respect to which the SAR is exercised.

         At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof. The Committee's determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

         8.7. TERMINATION OF EMPLOYMENT/DIRECTORSHIP. Each SAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant's employment or directorship with the Company. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

         8.8. NONTRANSFERABILITY OF SARS. Except as otherwise provided in a Participant's Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

ARTICLE 9. RESTRICTED STOCK

         9.1. GRANT OF RESTRICTED STOCK. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Board shall determine.

         9.2. RESTRICTED STOCK AGREEMENT. Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.

         9.3. TRANSFERABILITY. Except as provided in this Article 9, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Award Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

         9.4. OTHER RESTRICTIONS. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals (Company-wide, divisional, and/or individual), time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable federal or state securities laws.

         To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

         Except as otherwise provided in this Article 9, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.

         9.5. VOTING RIGHTS. If the Committee so determines, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction.

         9.6. DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may, if the Committee so determines, be credited with regular cash dividends paid with respect to the underlying Shares while they are so held. The Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Restricted Shares granted to a Covered Employee is designed to comply with the requirements of the Performance-Based Exception, the Board may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Restricted Shares, such that the dividends and/or the Restricted Shares maintain eligibility for the Performance-Based Exception.

         9.7. TERMINATION OF EMPLOYMENT/DIRECTORSHIP. Each Restricted Stock Award Agreement shall set forth the extent to which the Participant shall have the right to receive unvested Restricted Shares following termination of the Participant's employment or directorship with the Company. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination; provided, however that, except in the cases connected with terminations by reason of death or Disability, the vesting of Shares of Restricted Stock which qualify for the Performance-Based Exception and which are held by Covered Employees shall not be accelerated unless the Committee determines otherwise.

ARTICLE 10 PERFORMANCE UNITS, PERFORMANCE SHARES, AND CASH-BASED AWARDS

         10.1. GRANT OF PERFORMANCE UNITS/SHARES AND CASH-BASED AWARDS. Subject to the terms of the Plan, Performance Units, Performance Shares, and/or Cash-Based Awards may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

         10.2. VALUE OF PERFORMANCE UNITS/SHARES AND CASH-BASED AWARDS. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. Each Cash-Based Award shall have a value as may be determined by the Committee. The Board shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares and Cash-Based Awards that will be paid out to the Participant. For purposes of this Article 10, the time period during which the performance goals must be met shall be called a "Performance Period."

         10.3. EARNING OF PERFORMANCE UNITS/SHARES AND CASH-BASED AWARDS. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Shares and Cash-Based Awards shall be entitled to receive payout on the number and value of Performance Units/Shares and Cash-Based Awards earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

         10.4. FORM AND TIMING OF PAYMENT OF PERFORMANCE UNITS/SHARES AND CASH-BASED AWARDS. Payment of earned Performance Units/Shares and Cash-Based Awards shall be made in a single lump sum or such other form designated by the Committee following the close of the applicable Performance Period. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Units/Shares and Cash-Based Awards in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares and Cash-Based Awards at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Board. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

         At the discretion of the Board, Participants may be entitled to receive any dividends declared with respect to Shares which have been earned in connection with grants of Performance Units and/or Performance Shares which have been earned, but not yet distributed to Participants (such dividends may be subject to the same accrual, forfeiture, and payout restrictions as apply to dividends earned with respect to Shares of Restricted Stock, as set forth in
Section 9.6 herein as determined by the Committee). In addition, Participants may, at the discretion of the Committee, be entitled to exercise voting rights with respect to such Shares.

         10.5. TERMINATION OF EMPLOYMENT/DIRECTORSHIP. In the event that a Participant's employment or directorship terminates for any reason, including by reason of death, Disability or Retirement, all Performance Units/Shares and Cash-Based Awards shall be forfeited by the Participant to the Company unless determined otherwise by the Committee, as set forth in the Participant's Award Agreement.

         10.6. NONTRANSFERABILITY. Except as otherwise provided in a Participant's Award Agreement, Performance Units/Shares and Cash-Based Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative.

ARTICLE 11. PERFORMANCE MEASURES

         Unless and until the Committee proposes for shareholder vote and shareholders approve a change in the general performance measures set forth in this Article 11, the attainment of which may determine the degree of payout and/or vesting with respect to Awards to Covered Employees which are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used for purposes of such grants shall be chosen from among:

(a)      Earnings per share;

         (b)      Net income (before or after taxes);

         (c) Return measures (including, but not limited to, return on assets, equity, or sales);

         (d) Cash flow return on investments which equals net cash flows divided by owners equity;

         (e)      Earnings before or after taxes;

         (f)      Gross revenues;

         (g)      Gross margins; and

         (h) Share price (including, but no limited to, growth measures and total shareholder return).

         The Committee in its sole discretion shall have the ability to set such performance measures at the corporate level or the subsidiary/business unit level or set such other performance measures as it deems appropriate with respect to individuals who are not reasonably likely to be Covered Employees at the time of payment and/or vesting.

         The Committee shall have the discretion to adjust the determinations of the degree of attainment of the preestablished performance goals; provided, however, that Awards which are designed to qualify for the Performance-Based Exception, and which are held by Covered Employee, may not be adjusted upward (the Committee shall retain the discretion to adjust such Awards downward).

         In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards which shall not qualify for the Performance-Based Exception, the Committee may make such grants without satisfying the requirements of Code
Section 162(m).

ARTICLE 12. BENEFICIARY DESIGNATION

         Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

ARTICLE 13. DEFERRALS

         The Committee may permit or require a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to
Performance Units/Shares. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

ARTICLE 14. RIGHTS OF EMPLOYEES/DIRECTORS

         14.1. EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

         14.2. PARTICIPATION. No Employee or Director shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

         14.3 RIGHTS AS A STOCKHOLDER. A Participant shall have none of the rights of a shareholder with respect to shares of Common Stock covered by any Award until the Participant becomes the record holder of such shares.

ARTICLE 15. CHANGE IN CONTROL

         15.1. CHANGE IN CONTROL. The provisions of the Change in Control Benefit Plan Determination Policy are incorporated herein by reference to determine the occurrence of a change in control of the Company, and the benefits to be provided hereunder in the event of such a change in control. Any modifications to the Change in Control Benefit Plan Determination Policy are likewise incorporated herein.

         15.2. TERMINATION, AMENDMENT, AND MODIFICATIONS OF CHANGE-IN-CONTROL PROVISIONS. Notwithstanding any other provision of this Plan (but subject to the limitations of Section 16.3 hereof) or any Award Agreement provision, the provisions of this Article 15 may not be terminated, amended, or modified on or after the date of a "Change in Control" (as defined in the Change in Control
Benefit Plan Determination Policy) to affect adversely any Award theretofore granted under the Plan without the prior written consent of the Participant with respect to said Participant's outstanding Awards; provided, however, the Board may terminate, amend, or modify this Article 15 at any time and from time to time prior to the date of a "Change in Control."

ARTICLE 16. AMENDMENT, MODIFICATION, AND TERMINATION

         16.1. AMENDMENT, MODIFICATION, AND TERMINATION. Subject to the terms of the Plan, including without limitation Section 15.2, the Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part.

         16.2. ADJUSTMENT OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in
Section 4.2 hereof) effecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate; provided that, unless the Committee determines otherwise at the time such adjustment is considered, no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan's meeting the requirements of Section 162(m) of the Code, as from time to time amended. Without limiting the foregoing, the Committee shall have the right to temporarily suspend the right to exercise any Award to facilitate a transaction, to provide for the continuation of all or a portion of Awards and to make such adjustments by such means as determined by the Committee in its discretion, including, without limitation, for example, (a) cancellation of all or a portion of any Award for a cash payment, (b) conversion of all or a portion of Shares subject to an Award into other property or securities, (c) removal of any or all restrictions and conditions on Award or (d) giving written notice to any Participant that his or her Award will become immediately exercisable, notwithstanding any waiting period otherwise prescribed and that the Award will be cancelled if not exercised within a specified period of days after such notice. Without limiting the foregoing, in the event of (i) a sale of substantially all of the stock or assets of the Company; (ii) a merger, consolidation, statutory share exchange or similar transaction in which the Company is not the surviving entity; or (iii) a reverse merger in which the Company is the surviving entity but the shares of the Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then to the extent permitted by applicable law: any Awards that are outstanding as of the consummation of such transaction shall be assumed by the surviving or purchasing entity or its affiliate (the "Surviving Company") or converted into or replaced by comparable awards in the Surviving Company, in a manner that preserves the value of the Award as in effect immediately prior to the consummation of such transaction, and no assumed, converted or replacement award shall be subject to any terms which are less favorable than those which existed with respect to the original Award immediately prior to such assumption, conversion or replacement. Notwithstanding the foregoing, in the event the Surviving Company does not assume such Awards or substitute similar Awards for those outstanding under the Plan, then, with respect to Awards held by persons then performing services as an Employee or Director, the vesting of such Awards shall be accelerated in full, the holders of such Awards shall be given reasonable opportunity to exercise such Awards prior to the consummation of such transaction, and such Awards shall be terminated if not exercised prior to the consummation of such transaction.

         16.3. AWARDS PREVIOUSLY GRANTED. Subject to Article 15, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

         16.4.  COMPLIANCE  WITH CODE  SECTION  162(m).  At all times  when Code
Section 162(m) is applicable, all Awards granted under this Plan to Employees who are or could reasonably become Covered Employees as determined by the Committee shall comply with the requirements of Code Section 162(m); provided, however, that in the event the Committee determines that such compliance is not desired with respect to any Award or Awards available for grant under the Plan, then compliance with Code Section 162(m) will not be required. In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards available under the Plan, the Board may, subject to this Article 16, make any adjustments it deems appropriate.

ARTICLE 17. WITHHOLDING

         17.1. TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

         17.2. SHARE WITHHOLDING. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold

Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Board, in its sole discretion, deems appropriate.

ARTICLE 18. INDEMNIFICATION

         Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE 19. SUCCESSORS

         All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 20. GENERAL PROVISIONS

         20.1. GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

         20.2. SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

         20.3. REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

         20.4. DELIVER OF TITLE. The Company shall have no obligation to issue or deliver evidence of title for shares of Shares under the Plan prior to:

               (a) Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

               (b) Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

         20.5. SECURITIES LAW COMPLIANCE. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act unless determined otherwise by the Committee. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board.

         20.6. NO ADDITIONAL RIGHTS. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, or confer upon any Participant any right to continue in the employ of the Company.

         No employee shall have the right to be selected to receive an Award under this Plan or having been so selected, to be selected to receive a future Award.

         Neither the Award nor any benefits arising under this Plan shall constitute part of a Participant's employment contract with the Company or any Affiliate, and accordingly, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to liability on the part of the Company or any Affiliate for severance payments.

         20.7. EMPLOYEES BASED OUTSIDE OF THE UNITED STATES. Notwithstanding any provision of the Plan to the contrary, in order to comply with provisions of laws in other countries in which the Company, its Affiliates, and its Subsidiaries operate or have Employees, the Board or the Committee, in their sole discretion, shall have the power and authority to:

              (a) Determine which Employees employed outside the United States are eligible to participate in the Plan;

              (b) Modify the terms and conditions of any Award granted to Employees who are employed outside the United States; and

              (c) Establish subplans, modified exercise procedures, and other terms and procedures to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this
                      Section 20.7 by the Board or the Committee shall be attached to this Plan document as Appendices.

         20.8. GOVERNING LAW. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the substantive laws (excluding the conflict of laws rules) of the state of Delaware.

                                    APPENDIX B











                               MIRANT CORPORATION




                          EMPLOYEE STOCK PURCHASE PLAN

                                TABLE OF CONTENTS

                                                                          PAGE

ARTICLE 1. PURPOSE AND EFFECTIVE DATE......................................1

ARTICLE 2. DEFINITIONS.....................................................1

ARTICLE 3. ADMINISTRATION..................................................3

ARTICLE 4. NUMBER OF SHARES................................................4

ARTICLE 5. ELIGIBILITY REQUIREMENTS........................................5

ARTICLE 6. ENROLLMENT......................................................5

ARTICLE 7. GRANT OF OPTIONS ON ENROLLMENT..................................5

ARTICLE 8. PAYMENT.........................................................6

ARTICLE 9. PURCHASE OF SHARES..............................................6

ARTICLE 10. WITHDRAWAL FROM THE PLAN,
            TERMINATION OF EMPLOYMENT, AND LEAVE OF ABSENCE................7

ARTICLE 11. DESIGNATION OF BENEFICIARY.....................................8

ARTICLE 12. MISCELLANEOUS..................................................9

                 MIRANT CORPORATION EMPLOYEE STOCK PURCHASE PLAN


ARTICLE 1. PURPOSE AND EFFECTIVE DATE

     1.1 This Plan was originally adopted on ________, 2000 by the Board of Directors of the Mirant Corporation (the "Company"), formerly know as Southern Energy, Inc. The Plan is hereby amended and restated to change the name of the Plan to the Mirant Corporation Employee Stock Purchase Plan (the "Plan"). The purpose of the Plan is to provide an opportunity for employees of the Company to purchase shares of common stock of the Company in a way which is both convenient and on a basis more favorable than would otherwise be available. The Company believes that employee participation in ownership of the Company on this basis will be to the mutual benefit of both the employee and the Company. It is the intent of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code. The provisions of the Plan shall be construed to extend and limit participation in a manner consistent with the requirements of Section 423 of the Internal Revenue Code.

     1.2 It is intended that an initial Offering Period and Purchase Period will begin on the IPO Date and exist for such period as designated by the Committee prior to the IPO Date. Thereafter, it is intended that any future Offering Periods and Purchase Periods will commence, if at all, at such times designated by the Committee.

     1.3 The Plan shall be effective on the IPO Date (the "Effective Date"). The Plan shall remain in effect in accordance with Section 12.7 of the Plan.

ARTICLE 2. DEFINITIONS

     Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

     2.1 "Account" means a recordkeeping account maintained for a Participant to which Participant contributions and payroll deductions, if applicable, shall be credited.

     2.2 "Board" means the Board of Directors of the Company.

     2.3 "Code" means the Internal Revenue Code of 1986, as amended.

     2.4 "Company" means Mirant Corporation, a Delaware corporation.

     2.5 "Cut-off Date" means the date established by the Committee from time to time by which enrollment forms must be received prior to an Enrollment Date.

     2.6 "Effective Date" shall have the meaning ascribed to it in Section 1.3 hereof.
                                       1

     2.7 "Eligible Employee" means an Employee eligible to participate in the Plan in accordance with Section 5.

     2.8 "Employee" means any active employee of the Company or any active employee of any company in the Participating Company Group.

     2.9 "Enrollment Date" means the first Trading Day of an Offering Period.

     2.10 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     2.11 "Fair Market Value" means, as of any applicable date, the opening sale price on the principal securities exchange on which the Shares are traded or, if there is no such sale on the relevant date, then on the last previous day on which a sale was reported.

     2.12 "Grant Date" means a date on which an Eligible Employee is granted an option under the Plan pursuant to Section 7.

     2.13 "Grant Price" means the Fair Market Value of a Share on the Grant Date for such option.

     2.14 "IPO Date" shall mean the first day on which Shares are publicly traded on the New York Stock Exchange.

     2.15 "Offering Period" means the period beginning on the IPO Date and ending on the date designated by the Committee and each period, if any, thereafter designated by the Committee; provided, that each period shall, in no event end later than: (i) five (5) years from the date the option is exercised if the Purchase Price is to be not less than eighty-five percent (85%) of the Fair Market Value of the Shares on the Purchase Date; or (ii) otherwise, twenty-seven (27) months from the Grant Date. The Offering Period may but need not be the same as the Purchase Period, as determined by the Committee.

     2.16 "Participant" means an Eligible Employee who has enrolled in the Plan pursuant to Section 6.

     2.17 "Participating Company Group" means a Subsidiary which has been designated by the Committee in accordance with Section 3.2 of the Plan as covered by the Plan.

     2.18 "Purchase Date" with respect to a Purchase Period means the last Trading Day in such Purchase Period.

     2.19 "Purchase Date Price" means the Fair Market Value of a Share on the applicable Purchase Date.
                                       2

     2.20 "Purchase Period" means the period beginning on the IPO Date and ending on the date designated by the Committee and each period, if any, thereafter designated by the Committee; provided, that each period shall, in no event end later than: (i) five (5) years from the date the option is exercised if the Purchase Price is to be not less than eighty-five percent (85%) of the Fair Market Value of the Shares on the Purchase Date; or (ii) otherwise, twenty-seven (27) months from the Grant Date.

     2.21 "Purchase Price" means the price designated by the Committee, at which each Share may be purchased under any option, but in no event less than eighty-five percent (85%) of the lesser of:

                (a) The Grant Price, as defined in Section 2.13; and

                (b) The Purchase Date Price, as defined in Section 2.19.

     2.22 "Retirement" or "Retire" means a termination of (or to terminate) employment with the Company and its subsidiaries after qualifying for retirement under any applicable retirement plan of the Company or any company in the Participating Company Group, as determined by the Committee.

     2.23 "Rule 16b-3" means Rule 16b-3 under the Exchange Act.

     2.24 "Shares" means shares of the Company's common stock.

     2.25 "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if, as of the applicable Enrollment Date, each of the corporations other than the last corporation in the chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

     2.26 "Trading Day" means any day the New York Stock Exchange is open for trading.

ARTICLE 3. ADMINISTRATION

     3.1 The Plan shall be administered by a Committee appointed by the Board (the "Committee"). The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of the Board. The Committee shall have the authority to delegate administrative duties to officers, directors or employees of the Company.

     3.2 The Committee shall have the power, subject to and within the limits of the express provisions of the Plan, to construe and interpret the Plan and options granted under it; to establish, amend, and revoke rules and regulations for administration of the Plan (including, without limitation, the determination and change of Offering Periods, Purchase Periods and payment procedures and the establishment of the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars); to determine all questions of policy and expediency that may arise in the administration of the Plan to make any changes to the Plan or its operations to reduce or eliminate any unfavorable accounting consequences to the extent deemed appropriate by the Committee; and, generally, to exercise such powers and perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company, including, but not limited to, designating from time to time which Subsidiaries of the Company shall be part of the Participating Company Group. The Committee's determinations as to the interpretation and operation of this Plan shall be final and conclusive.

     In exercising the powers described in the foregoing paragraph, the Committee may adopt special or different rules for the operation of the Plan including, but not limited to, rules which allow employees of any foreign Subsidiary to participate in, and enjoy the tax benefits offered by, the Plan; provided that such rules shall not result in any grantees of options having different rights and/or privileges under the Plan in violation of Section 423 of the Code nor otherwise cause the Plan to fail to satisfy the requirements of
Section 423 of the Code and the regulations thereunder.

     3.3 The Plan provisions relating to the administration of the Plan may be amended by the Committee from time to time as may be desirable to satisfy any requirements of or under the federal securities and/or other applicable laws of the United States, to obtain any exemption under such laws, or to reduce or eliminate any unfavorable accounting consequences.

ARTICLE 4. NUMBER OF SHARES

     4.1 4,000,000 Shares are reserved for sale and authorized for issuance pursuant to the Plan. If any option granted under the Plan shall for any reason terminate without having been exercised, the Shares not purchased under such option shall again become available for the Plan.

     4.2 In the event of any change in corporate capitalization such as a stock split, or a corporate transaction such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company, the Committee may make such adjustment it deems appropriate to prevent dilution or enlargement of rights in the number and class of Shares which may be delivered under Section 4.1, in the number, class of and/or price of Shares available for purchase under the Plan and in the number of Shares which an Employee is entitled to purchase and any other adjustments it deems appropriate. Without limiting the Committee's authority under this Plan, in the event of any transaction, the Committee may elect to have the options hereunder assumed or such options substituted by a successor entity, to terminate all outstanding options either prior to their expiration or upon completion of the purchase of Shares on the next Purchase Date, to establish an early Purchase Date for an existing Offering Period, or to take such other action deemed appropriate by the Committee.
                                       4

ARTICLE 5. ELIGIBILITY REQUIREMENTS

     5.1 Except as provided in Section 5.2, each Employee shall become eligible to participate in the Plan in accordance with Section 6 on the first Enrollment Date on or following the later of (a) the date such individual becomes an Employee; or (b) the Effective Date. Participation in the Plan is entirely voluntary.

    5.2 The following Employees are not eligible to participate in the Plan:

        (a) Employees who, immediately upon purchasing Shares under the Plan, would own directly or indirectly, or hold options or rights to acquire, an aggregate of five percent (5%) or more of the total combined voting power or value of all outstanding shares of all classes of stock of the Company or any Subsidiary (and for purposes of this paragraph, the rules of Section 424(d) of the Code shall apply, and stock which the Employee may purchase under outstanding options shall be treated as stock owned by the Employee);

        (b) Employees whose customary employment is for not more than five (5) months in any calendar year; and

        (c) Employees whose customary employment is twenty (20) hours or less per week.

ARTICLE 6. ENROLLMENT

     All Eligible Employees as of the Effective Date shall be deemed enrolled in the Plan with respect to the Offering Period beginning on the IPO Date. Thereafter, any Eligible Employee may enroll in the Plan for any future Offering Period by completing and signing an enrollment election form or by such other means as the Committee shall prescribe and submitting such enrollment election to the Company or a member of the Participating Company Group in accordance with procedures established by the Committee on or before the Cut-Off Date with respect to such Offering Period.

ARTICLE 7. GRANT OF OPTIONS ON ENROLLMENT

     7.1 Enrollment by an Eligible Employee in the Plan as of an Enrollment Date will constitute the grant by the Company to such Participant of an option on such Enrollment Date to purchase Shares from the Company pursuant to the Plan.

     7.2 An option granted to a Participant pursuant to this Plan shall expire, if not terminated for any reason first, on the earliest to occur of (a) the end of the Offering Period in which such option was granted; (b) the completion of the purchase of Shares under the option under Section 9; or (c) the date on which participation of such Participant in the Plan terminates for any reason.
                                       5

     7.3 An option granted to a Participant under the Plan shall give the Participant a right to purchase on a Purchase Date the largest number of whole or fractional Shares, as designated by the Committee, which the funds accumulated in the Participant's Account as of such Purchase Date will purchase at the applicable Purchase Price; provided, however, that the Committee may, in its discretion, limit the number of Shares purchased by each Participant in any Purchase Period.

     Notwithstanding anything to the contrary herein, no Employee shall be granted an option under the Plan (or any other plan of the Company or a Subsidiary intended to qualify under Section 423 of the Code) which would permit the Employee to purchase Shares under the Plan (and such other plan) in any calendar year with a Fair Market Value (determined at the time such option is granted) in excess of $25,000.

ARTICLE 8. PAYMENT

     The Committee may designate the time and manner for payment of Shares to be purchased during the Purchase Period, including, but not limited to, payment by each Participant in cash or by certified check on a date designated by the Committee prior to the Purchase Date, or through payroll deductions, the terms and conditions of which are designated by the Committee. Payment amounts shall be credited to a Participant's Account under this Plan. All payment amounts may be used by the Company for any purpose and the Company shall have no obligation to segregate such funds. No interest accrues on payments by Participants.

ARTICLE 9. PURCHASE OF SHARES

     9.1 Any option held by the Participant which was granted under this Plan and which remains outstanding as of a Purchase Date shall be deemed to have been exercised on such Purchase Date for the number of whole or fractional Shares, as designated by the Committee, that the funds accumulated in the Participant's Account as of the Purchase Date will purchase at the applicable Purchase Price (but not in excess of the number of Shares for which options have been granted to the Participant pursuant to Section 7.3). Options for other Shares for which options have been granted which are not purchased on the last Purchase Date during the Offering Period shall terminate.

     9.2 If, after a Participant's exercise of an option under Section 9.1, an amount remains credited to the Participant's Account as of a Purchase Date, then
(a) if no further Purchase Periods are scheduled in the same Offering Period, such remaining amount shall be distributed to the Participant as soon as administratively feasible, or (b) if another Purchase Period is scheduled in the same Offering Period, such amount shall be carried forward in the Account for application to the purchase of Shares on the next following Purchase Date. Notwithstanding the foregoing, if such remaining amount relates solely to the exercise price for a fractional Share, such remaining amount may be carried forward to the Employee's Account for the next Offering Period in which the Employee is enrolled or shall, at the discretion of the Committee or the request of the Employee, be distributed to the Participant as soon as administratively feasible.
                                       6

     9.3 If Shares are purchased by a Participant pursuant to Section 9.1, then, within a reasonable time after the Purchase Date, the Company shall deliver or cause to be delivered to the Participant a certificate or certificates for the whole number of Shares purchased by the Participant unless the Company has made arrangements to have the Shares held at a bank or other appropriate institution in noncertificated form. If any law or applicable regulation of the Securities and Exchange Commission or other body having jurisdiction shall require that the Company or the Participant take any action in connection with the Shares being purchased under the option, delivery of the certificate or certificates for such Shares shall be postponed until the necessary action shall have been completed, which action shall be taken by the Company at its own expense, without unreasonable delay. Certificates delivered pursuant to this Section 9.3 shall be registered in the name of the Participant or, if the Participant so elects, in the names of the Participant and his or her spouse, as joint tenants with rights of survivorship, or as spousal community property, or in certain forms of trust approved by the Committee, to the extent permitted by law.

     9.4 In the case of Participants employed by a member of the Participating Company Group, the Committee may provide for Shares to be sold through the Subsidiary to such Participants, to the extent consistent with Section 423 of the Code.

     9.5 If the total number of Shares for which options are or could be exercised on any Purchase Date in accordance with this Section 9, when aggregated with all Shares for which options have been previously exercised under this Plan, exceeds the maximum number of Shares reserved in Section 4.1, the Company shall allocate the Shares available for delivery and distribution in the ratio that the balance in each Participant's Account bears to the aggregate balances of all Participants' Accounts, and the remaining balance of the amount credited to the Account of each Participant under the Plan shall be returned to him or her as promptly as possible.

     9.6 If a Participant or former Participant sells, transfers, or otherwise makes a disposition of Shares purchased pursuant to an option granted under the Plan within the longer of (i) two (2) years after the date such option is granted, or (ii) one (1) year after the date such Shares were transferred to the Participant, and if such Participant or former Participant is subject to United States federal income tax, then such Participant or former Participant shall notify the Company or a member of the Participating Company Group in writing of such sale, transfer or other disposition within ten (10) days of the consummation of such sale, transfer, or other disposition.

ARTICLE 10. WITHDRAWAL FROM THE PLAN, TERMINATION OF EMPLOYMENT, AND LEAVE OF
            ABSENCE

     10.1 WITHDRAWAL FROM THE PLAN. A Participant may withdraw from the Plan in full (but not in part) during any Purchase Period by delivering a notice of withdrawal to the Company or a member of the Participating Company Group (in a manner prescribed by the Committee) at any time up to but not including the fifteen (15) days prior to the Purchase Date next following the date such notice of withdrawal is delivered, or at such shorter time in advance of such Purchase Date as the Committee may permit. If notice of withdrawal is timely received, all funds then accumulated in the Participant's Account shall not be used to purchase Shares, but shall instead be distributed to the Participant as soon as administratively feasible. An Employee who has withdrawn during a Purchase Period may not return funds to the Company or a member of the Participating Company Group during the same Purchase Period and require the Company or member of the Participating Company Group to apply those funds to the purchase of Shares. Any Eligible Employee who has withdrawn from the Plan may, however, re-enroll in the Plan on the next subsequent Enrollment Date, if any.

     10.2 TERMINATION OF EMPLOYMENT. Participation in the Plan terminates immediately when a Participant ceases to be employed by the Company or a member of the Participating Company Group for any reason whatsoever or otherwise ceases to be an Eligible Employee, and such terminated Participant's outstanding options shall thereupon terminate. As soon as administratively feasible after termination of participation, the Company or a member of the Participating Company Group shall pay to the Participant or his or her beneficiary or legal representative any amounts accumulated in the Participant's Account at the time of termination of participation. Notwithstanding anything to the contrary herein, if a Participant ceases to be an Eligible Employee by reason of Retirement, death, or any other reason contemplated in Section 5.2 hereof and the Purchase Date is within three (3) months of the date the Participant ceases to be an Eligible Employee, the Participant (or his or her designated beneficiary, as applicable) shall have the right, upon ceasing to be an Eligible Employee and in accordance with procedures prescribed by the Committee, to elect to continue to participate in the Plan in accordance with Section 10.1 through the end of the Purchase Period.

     10.3 LEAVE OF ABSENCE. If a Participant takes a leave of absence without terminating employment, such Participant shall have the right, at the commencement of the leave of absence and in accordance with procedures prescribed by the Committee, to elect to withdraw from the Plan in accordance with Section 10.1. To the extent determined by the Committee or required by
Section 423 of the Code, certain leaves of absence may be treated as cessations of employment for purposes of the Plan.

ARTICLE 11. DESIGNATION OF BENEFICIARY

     Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom the amount in his or her Account is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during the Participant's lifetime. In the absence of any such designation, any Account balance remaining unpaid at the Participant's death shall be paid to the Participant's estate.

ARTICLE 12. MISCELLANEOUS

     12.1 RESTRICTIONS ON TRANSFER. Options granted under the Plan to a Participant may not be exercised during the Participant's lifetime other than by the Participant. Neither amounts credited to a Participant's Account nor any rights with respect to the exercise of an option or to receive stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the Participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge, or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw from the Plan in accordance with Section 10.1.

     12.2 ADMINISTRATIVE ASSISTANCE. If the Committee in its discretion so elects, it may retain a brokerage firm, bank, or other financial institution to assist in the purchase of Shares, delivery of reports, or other administrative aspects of the Plan. If the Committee so elects, each Participant shall (unless prohibited by applicable law) be deemed upon enrollment in the Plan to have authorized the establishment of an account on his or her behalf at such institution. Shares purchased by a Participant under the Plan shall be held in the Account in the Participant's name, or if the Participant so indicates in the enrollment form, in the Participant's name together with the name of his or her spouse in joint tenancy with right of survivorship or spousal community property, or in certain forms of trust approved by the Committee.

     12.3 COSTS. All costs and expenses incurred in administering the Plan shall be paid by the Company, except that any stamp duties, transfer taxes, and any brokerage fees applicable to participation in the Plan may be charged to the Account of such Participant by the Company.

     12.4 WITHHOLDING. The Company or any member of the Participating Company Group shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company or any member of the Participating Company Group, an amount sufficient to satisfy Federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

     12.5 EQUAL RIGHTS AND PRIVILEGES. All Eligible Employees shall have equal rights and privileges with respect to the Plan so that the Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 or any successor provision of the Code and the related regulations. Notwithstanding the express terms of the Plan, any provision of the Plan which is inconsistent with
Section 423 or any successor provision of the Code shall without further act or amendment by the Company or the Board be reformed to comply with the requirements of Section 423 of the Code. This Section 12.5 shall take precedence over all other provisions in the Plan.

     12.6 APPLICABLE LAW. The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of Delaware.

     12.7 AMENDMENT AND TERMINATION. The Board may amend, alter, or terminate the Plan at any time; provided, however, that (1) the Plan may not be amended in a way which will cause rights issued under the Plan to fail to meet the requirements of Section 423 of the Code; and (2) no amendment which would amend or modify the Plan in a manner requiring stockholder approval under Section 423 of the Code or the requirements of any securities exchange on which the Shares are traded shall be effective unless such stockholder approval is obtained. In addition, the Committee may amend the Plan as provided in Section 3.3, subject to the conditions set forth therein and in this Section 12.7.

     If the Plan is terminated, the Board or Committee may elect to terminate all outstanding options either prior to their expiration or upon completion of the purchase of Shares on the next Purchase Date or an earlier Purchase Date as may be specified by the Committee, or may elect to permit options to expire in accordance with their terms (and participation to continue through such expiration dates). If the options are terminated prior to expiration, all funds accumulated in Participants' Accounts as of the date the options are terminated shall be returned to the Participants as soon as administratively feasible.

     12.8 NO RIGHT OF EMPLOYMENT. Neither the grant nor the exercise of any rights to purchase Shares under this Plan nor anything in this Plan shall impose upon the Company or a member of the Participating Company Group any obligation to employ or continue to employ any Employee. The right of the Company or a member of the Participating Company Group to terminate any Employee shall not be diminished or affected because any rights to purchase Shares have been granted to such Employee.

     12.9 RIGHTS AS SHAREHOLDER. No Participant shall have any rights as shareholder unless and until Shares have been issued to him or her.

     12.10 GOVERNMENTAL REGULATION. The Company's obligation to sell and deliver Shares under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance, or sale of such Shares.

     12.11 GENDER. When used herein, masculine terms shall be deemed to include the feminine, except when the context indicates to the contrary.

     12.12 CONDITION FOR PARTICIPATION. As a condition to participation in the Plan, Eligible Employees agree to be bound by the terms of the Plan (including, without limitation, the notification requirements of Section 9.6) and the determinations of the Committee.

     Executed this 2nd day of April, 2001.

                              MIRANT CORPORATION


                              By:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                                                              Please mark [X]
                                                              your votes as
                                                               indicated in
                                                               this example
Item 1. Election of Directors

FOR all nominees                  WITHHOLD
listed below                     AUTHORITY
(except as marked          to vote for all nominees
to the contrary)                listed below
      [ ]                           [ ]

Nominees: 01 S.M. Fuller, 02 D.J. Lesar, 03 R.M. Robinson

(Instruction:To withhold authority to vote for any nominee, write that nominee's name on the line below.)
          -----------------------------------------------------------
Item 2. APPROVAL OF THE OMNIBUS         FOR AGAINST ABSTAIN
        INCENTIVE COMPENSATION PLAN     [ ]   [ ]     [ ]

Item 3. APPROVAL OF THE EMPLOYEE
        STOCK PURCHASE PLAN             [ ]   [ ]     [ ]

By checking the box to the right, I consent to future delivery of annual [ ] reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer dis-tribute printed materials to me from any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company's transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.

                                        I plan to attend the Annual Meeting  [ ]

                                  Dated __________________________________, 2001

                                  ----------------------------------------------

                                  ----------------------------------------------
                                           Signature of Stockholder

                                  Please sign exactly as name appears. If acting as attorney, executor, trustee or in other representative capacity, sign name and title.

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                      Vote by Internet or Telephone or Mail
                          24 Hours a Day, 7 Days a Week
Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

                                    Internet
                         http://www.proxyvoting.com/mir

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and sub-mit an electronic ballot.

                                       OR

                                    Telephone
                                 1-800-840-1208

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.

                                       OR

                                      Mail

Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE, YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

                               MIRANT CORPORATION
             NOTICE OF ANNUAL MEETING OF STOCKHOLDERS MAY 17, 2001

     PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS OF MIRANT CORPORATION

The undersigned hereby appoints S.M. FULLER AND R.D. HILL, or either of them, proxies with full power of substitution in each, to vote all shares the undersigned is entitled to vote at the Annual Meeting of Stockholders of MIRANT CORPORATION, to be held at the Crowne Plaza Ravinia at 9:00 a.m. (EDT), and any adjournments thereof, on all matters legally coming before the meeting, including, without limitation, the proposals listed on the reverse side of this form.

The Annual Meeting of Stockholders of Mirant Corporation will be held on Thursday, May 17, 2001, at 9:00 a.m. (EDT), at the Crowne Plaza Ravinia, Atlanta, Georgia. Stockholders owning shares at the close of business on March 19, 2001, are entitled to attend and vote at the meeting. Stockholders will act on the election of 3 members of the board of directors, vote on the Omnibus Incentive Compensation Plan and the Employee Stock Purchase Plan, and transact such other business as may properly come before the meeting.

    (CONTINUED AND TO BE DATED AND SIGNED ON THE REVERSE SIDE)


--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE




                            YOUR VOTE IS IMPORTANT!

                       You can vote in one of three ways:

1. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.
                                       OR

2. Call toll free 1-800-840-1208 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       OR

3. Vote by Internet at our Internet Address: http://www.proxyvoting.com/mir


                                  PLEASE VOTE